AMENDMENT (RESTATEMENT) TO THE

                       SAFEGUARD HEALTH ENTERPRISES, INC.

                                   401(K) PLAN




     The Plan Document entitled "SafeGuard Health Enterprises, Inc. 401(k) Plan" and any amendments thereto shall be deleted in their entirety and completely restated to read as set forth below.


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                                TABLE OF CONTENTS


ARTICLE 1 - DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.1     General. . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.2     Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.3     Initial Plan Year. . . . . . . . . . . . . . . . . . . . . .   1
    1.4     Plan Year. . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.5     Effective Date of the Plan . . . . . . . . . . . . . . . . .   1
    1.6     Entry Date . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.7     Employer . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    1.8     Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    1.9     Normal Retirement Age. . . . . . . . . . . . . . . . . . . .   2
    1.10    Defined Contribution Plan. . . . . . . . . . . . . . . . . .   2
    1.11    Account. . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    1.12    Active Participant . . . . . . . . . . . . . . . . . . . . .   2
    1.13    Actuarial Equivalent . . . . . . . . . . . . . . . . . . . .   2
    1.14    Administrator. . . . . . . . . . . . . . . . . . . . . . . .   2
    1.15    Alternate Payee. . . . . . . . . . . . . . . . . . . . . . .   2
    1.16    Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . .   2
    1.17    Break in Service . . . . . . . . . . . . . . . . . . . . . .   2
    1.18    Code . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
    1.19    Committee. . . . . . . . . . . . . . . . . . . . . . . . . .   3
    1.20    Compensation . . . . . . . . . . . . . . . . . . . . . . . .   3
    1.21    Date of Adoption . . . . . . . . . . . . . . . . . . . . . .   4
    1.22    Disability . . . . . . . . . . . . . . . . . . . . . . . . .   4
    1.23    Employee . . . . . . . . . . . . . . . . . . . . . . . . . .   5
    1.24    Employer Contribution Account. . . . . . . . . . . . . . . .   5
    1.25    ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
    1.26    Forfeiture . . . . . . . . . . . . . . . . . . . . . . . . .   5
    1.27    Frozen Plan. . . . . . . . . . . . . . . . . . . . . . . . .   6
    1.28    Highly Compensated Employee. . . . . . . . . . . . . . . . .   6
    1.29    Holding Account. . . . . . . . . . . . . . . . . . . . . . .   7
    1.30    Hour of Service. . . . . . . . . . . . . . . . . . . . . . .   7
    1.31    Lump Sum . . . . . . . . . . . . . . . . . . . . . . . . . .   9
    1.32    Participant. . . . . . . . . . . . . . . . . . . . . . . . .   9
    1.33    Qualified Joint and Survivor Annuity . . . . . . . . . . . .   9
    1.34    Retirement . . . . . . . . . . . . . . . . . . . . . . . . .   9
    1.35    Segregated Account . . . . . . . . . . . . . . . . . . . . .   9
    1.36    Separation from Service. . . . . . . . . . . . . . . . . . .   9
    1.37    Special Account. . . . . . . . . . . . . . . . . . . . . . .  10
    1.38    Suspense Account . . . . . . . . . . . . . . . . . . . . . .  10
    1.39    Terminated Plan. . . . . . . . . . . . . . . . . . . . . . .  10
    1.40    Year of Eligibility Service. . . . . . . . . . . . . . . . .  10


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    1.41    Year of Vesting Service. . . . . . . . . . . . . . . . . . .  10

TOP-HEAVY DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .  10
    1.42    Key Employee . . . . . . . . . . . . . . . . . . . . . . . .  10
    1.43    Top-Heavy Plan.. . . . . . . . . . . . . . . . . . . . . . .  11
    1.44    Top-Heavy Ratio. . . . . . . . . . . . . . . . . . . . . . .  11
    1.45    Permissive Aggregation Group . . . . . . . . . . . . . . . .  12
    1.46    Required Aggregation Group . . . . . . . . . . . . . . . . .  12
    1.47    Determination Date . . . . . . . . . . . . . . . . . . . . .  12
    1.48    Valuation Date . . . . . . . . . . . . . . . . . . . . . . .  12
    1.49    Present Value. . . . . . . . . . . . . . . . . . . . . . . .  12

CODE Sec. 401(K) AND (M) DEFINITIONS . . . . . . . . . . . . . . . . . .  13
    1.50    Discretionary Contribution Account . . . . . . . . . . . . .  13
    1.51    Matching Contribution Account. . . . . . . . . . . . . . . .  13
    1.52    Elective Deferral Account. . . . . . . . . . . . . . . . . .  13
    1.53    Elective Deferrals . . . . . . . . . . . . . . . . . . . . .  13
    1.54    Excess Elective Deferrals. . . . . . . . . . . . . . . . . .  14
    1.55    Average Deferral Percentage. . . . . . . . . . . . . . . . .  15
    1.56    Excess Contributions . . . . . . . . . . . . . . . . . . . .  17
    1.57    Matching Contribution. . . . . . . . . . . . . . . . . . . .  17
    1.58    Qualified Matching Contribution. . . . . . . . . . . . . . .  18
    1.59    Average Contribution Percentage. . . . . . . . . . . . . . .  18
    1.60    Excess Aggregate Contributions . . . . . . . . . . . . . . .  21
    1.61    Qualified Non-Elective Contributions . . . . . . . . . . . .  21
    1.62    Distribution Requirements. . . . . . . . . . . . . . . . . .  22
    1.63    Hardship Distributions . . . . . . . . . . . . . . . . . . .  22

ARTICLE 2 - ELIGIBILITY AND ACTIVE PARTICIPATION . . . . . . . . . . . .  23
    2.1     Initial Entry; Election Not to Participate . . . . . . . . .  23
    2.2     Eligibility Requirements For Active Participation. . . . . .  23
    2.3     Reentry. . . . . . . . . . . . . . . . . . . . . . . . . . .  24
    2.4     Disregard of Service . . . . . . . . . . . . . . . . . . . .  24
    2.5     Applications Regarding Participation . . . . . . . . . . . .  24
    2.6     Employees Benefited by Plan or Amendment . . . . . . . . . .  24

ARTICLE 3 - PLAN BENEFITS. . . . . . . . . . . . . . . . . . . . . . . .  25
    3.1     Retirement Benefit . . . . . . . . . . . . . . . . . . . . .  25
    3.2     Severance Benefit. . . . . . . . . . . . . . . . . . . . . .  25
    3.3     Disability Benefit . . . . . . . . . . . . . . . . . . . . .  25
    3.4     Death Benefit. . . . . . . . . . . . . . . . . . . . . . . .  25
    3.5     Timing and Form of Benefit Payment . . . . . . . . . . . . .  26

ARTICLE 4 - PARTICIPANTS' ACCOUNTS; CONTRIBUTIONS; GAINS AND
            LOSSES; FORFEITURES. . . . . . . . . . . . . . . . . . . . .  26
    4.1     Separate Individual Accounts . . . . . . . . . . . . . . . .  26
    4.2     Employer Contributions . . . . . . . . . . . . . . . . . . .  26
    4.3     Allocation of Employer Contributions . . . . . . . . . . . .  27
    4.4     Limitations on Annual Additions. . . . . . . . . . . . . . .  28


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    4.5     Allocation of Investment Gains and Losses. . . . . . . . . .  31
    4.6     Allocation of Forfeitures. . . . . . . . . . . . . . . . . .  33
    4.7     Date of Allocation . . . . . . . . . . . . . . . . . . . . .  33
    4.8     Multiple Employer Participation  Allocations . . . . . . . .  33
    4.9     Minimum Funding Waiver . . . . . . . . . . . . . . . . . . .  34

ARTICLE 5 - VESTING. . . . . . . . . . . . . . . . . . . . . . . . . . .  34
    5.1     Application of Vesting Schedule. . . . . . . . . . . . . . .  34
    5.2     Vesting Schedule . . . . . . . . . . . . . . . . . . . . . .  35
    5.3     Years of Vesting Service Excluded. . . . . . . . . . . . . .  35
    5.4     Election of Old Vesting Provisions . . . . . . . . . . . . .  36
    5.5     Forfeiture and Restoration . . . . . . . . . . . . . . . . .  36
    5.6     Distributions Which Cash Out an Employer Contribution
            Account. . . . . . . . . . . . . . . . . . . . . . . . . . .  37
    5.7     Distributions Which Do Not Cash Out an Employer Contribution
            Account. . . . . . . . . . . . . . . . . . . . . . . . . . .  37
    5.8     No Duplications of Benefits. . . . . . . . . . . . . . . . .  38
    5.9     Non-covered Service. . . . . . . . . . . . . . . . . . . . .  38
    5.10    No Divestment for Cause. . . . . . . . . . . . . . . . . . .  38
    5.11    Return Following Disability. . . . . . . . . . . . . . . . .  38
    5.12    Inability to Locate Participant or Beneficiary . . . . . . .  38

ARTICLE 6 - PAYMENT OF BENEFITS. . . . . . . . . . . . . . . . . . . . .  39
    6.1     Source of Payment. . . . . . . . . . . . . . . . . . . . . .  39
    6.2     Amount of Benefit. . . . . . . . . . . . . . . . . . . . . .  39
    6.3     When Payment of Benefits Begins. . . . . . . . . . . . . . .  39
    6.4     Form of Payment. . . . . . . . . . . . . . . . . . . . . . .  40
    6.5     Joint and Survivor Annuity Requirements. . . . . . . . . . .  41
    6.6     Notice and Election Requirements . . . . . . . . . . . . . .  44
    6.7     Late Retirement. . . . . . . . . . . . . . . . . . . . . . .  45
    6.8     Segregated Investment of Deferred Distributions. . . . . . .  45
    6.9     Distributions to Minors or Incompetents. . . . . . . . . . .  45
    6.10    Disputes as to Proper Recipient. . . . . . . . . . . . . . .  45
    6.11    Transfers to Another Qualified Plan. . . . . . . . . . . . .  46
    6.12    Required Distributions . . . . . . . . . . . . . . . . . . .  48

ARTICLE 7 - SPECIAL PROVISIONS RELATING TO DEATH BENEFITS. . . . . . . .  53
    7.1     Payments Upon Death of Participant . . . . . . . . . . . . .  53
    7.2     Designated Beneficiary . . . . . . . . . . . . . . . . . . .  53
    7.3     Death of Beneficiary . . . . . . . . . . . . . . . . . . . .  54

ARTICLE 8 - LIFE INSURANCE . . . . . . . . . . . . . . . . . . . . . . .  55
    8.1     Committee's Power to Purchase Life Insurance . . . . . . . .  55
    8.2     Policies as Trust Assets . . . . . . . . . . . . . . . . . .  55
    8.3     Payment of Premiums and Use of Proceeds. . . . . . . . . . .  55
    8.4     Distribution of Policies Upon Retirement or Severance of
            Service. . . . . . . . . . . . . . . . . . . . . . . . . . .  55
    8.5     Insurer Not a Party. . . . . . . . . . . . . . . . . . . . .  56
    8.6     Maximum Amount of Insurance. . . . . . . . . . . . . . . . .  56
    8.7     Reporting of PS-58 Cost. . . . . . . . . . . . . . . . . . .  56


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ARTICLE 9 - SPECIAL ACCOUNTS . . . . . . . . . . . . . . . . . . . . . .  56
    9.1     Transfers to Plan. . . . . . . . . . . . . . . . . . . . . .  56
    9.2     Maintenance of Special Accounts. . . . . . . . . . . . . . .  57
    9.3     Gains and Losses on Special Accounts . . . . . . . . . . . .  57
    9.4     Withdrawals from Special Accounts. . . . . . . . . . . . . .  57
    9.5     Special Rules Relating to Transfer from Other Retirement
            Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
    9.6     Committee Administrative Rules . . . . . . . . . . . . . . .  59
    9.7     Expenses Attributable to Special Accounts. . . . . . . . . .  59

ARTICLE 10 - LOANS TO PARTICIPANTS AND BENEFICIARIES . . . . . . . . . .  59
    10.1    Availability of Loans to Participants and Beneficiaries. . .  59
    10.2    Loan Procedure . . . . . . . . . . . . . . . . . . . . . . .  59
    10.3    Loan Provisions. . . . . . . . . . . . . . . . . . . . . . .  60
    10.4    Loan Default as Distributable Event. . . . . . . . . . . . .  61
    10.5    Authority of Committee to Amend. . . . . . . . . . . . . . .  61

ARTICLE 11 - ADMINISTRATION OF THE PLAN. . . . . . . . . . . . . . . . .  62
    11.1    Committee Appointments . . . . . . . . . . . . . . . . . . .  62
    11.2    Committee Responsibility . . . . . . . . . . . . . . . . . .  62
    11.3    Committee Business . . . . . . . . . . . . . . . . . . . . .  63
    11.4    Committee Members Who Participate in the Plan. . . . . . . .  63
    11.5    Designation of a Funding Policy. . . . . . . . . . . . . . .  63
    11.6    Procedure by Which the Committee May Allocate and Delegate
            Responsibilities . . . . . . . . . . . . . . . . . . . . . .  63
    11.7    Administrator. . . . . . . . . . . . . . . . . . . . . . . .  63
    11.8    Participating Employer . . . . . . . . . . . . . . . . . . .  63
    11.9    Service in More Than One Capacity. . . . . . . . . . . . . .  64
    11.10   Contractual Right to Contribution and Indemnity. . . . . . .  64
    11.11   Claims Procedure . . . . . . . . . . . . . . . . . . . . . .  64
    11.12   Investment in Employer Securities. . . . . . . . . . . . . .  65

ARTICLE 12 - AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . .  65
    12.1    Right to Amend . . . . . . . . . . . . . . . . . . . . . . .  65
    12.2    Right of Employer to Terminate or Freeze the Plan;
            Reactivation . . . . . . . . . . . . . . . . . . . . . . . .  66
    12.3    Immediate Vesting on Discontinuance of the Plan. . . . . . .  66
    12.4    Date of Termination or Freeze of the Plan. . . . . . . . . .  66
    12.5    Distribution of Assets or Payment of Benefits after Plan
            Termination or Freeze. . . . . . . . . . . . . . . . . . . .  66
    12.6    Mergers and Consolidations . . . . . . . . . . . . . . . . .  67

ARTICLE 13 - MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . .  67
    13.1    Gender and Number. . . . . . . . . . . . . . . . . . . . . .  67
    13.2    Necessary Acts . . . . . . . . . . . . . . . . . . . . . . .  67
    13.3    Binding on Successors. . . . . . . . . . . . . . . . . . . .  67
    13.4    Employment at Will; Construction as Contract; Effect on
            Employment . . . . . . . . . . . . . . . . . . . . . . . . .  67
    13.5    Assignment Prohibited; Exceptions. . . . . . . . . . . . . .  68
    13.6    Accrual of Rights under the Plan . . . . . . . . . . . . . .  69
    13.7    Reversion Prohibited; Exceptions . . . . . . . . . . . . . .  69
    13.8    Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
    13.9    Plan Document Governs. . . . . . . . . . . . . . . . . . . .  70
    13.10   Interpretation . . . . . . . . . . . . . . . . . . . . . . .  70

    13.11   Fees and Expenses. . . . . . . . . . . . . . . . . . . . . .  71
    13.12   Expenses of Division of Account Balance. . . . . . . . . . .  71
    13.13   Uniformed Services Employment and Re-employment Rights Act .  71
    13.14   Effective Dates. . . . . . . . . . . . . . . . . . . . . . .  71


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                             ARTICLE 1 - DEFINITIONS

     1.1 GENERAL. Whenever the following terms are used in the Plan with the first letter capitalized, they shall have the meaning specified below unless the context clearly indicates to the contrary:

     1.2     Plan  means  the  SafeGuard  Health  Enterprises, Inc. 401(k) Plan.

     1.3     INITIAL PLAN YEAR  means October 1, 1993 through December 31, 1993.

     1.4     PLAN  YEAR  means  the  Initial Plan Year and the succeeding twelve
(12)  month  periods  commencing  on  January  1  and  ending  on  December  31.

     1.5     Effective  Date  of  the  Plan  means  October  1,  1993.

     1.6 ENTRY DATE means the first day of the month which occurs after an Employee has completed ninety (90) days of continuous employment and has attained the age of eighteen (18). Employment shall be measured from the date on which an Employee completes his first Hour of Service. If an Employee Separates from Service before the completion of ninety (90) days, and is reemployed, employment shall be measured from the date on which the Employee completes his first Hour of Service following reemployment.

     In the event an Employee completes the service and age requirements specified above, but Separates from Service before he enters the Plan, his Entry Date shall be the later of the date specified above or his reemployment commencement date (subject to Sec.2.4). In the event an Employee is in non-covered service on the date that would otherwise be his Entry Date, then his Entry Date shall be the date of his subsequent employment in covered service.

     In no event shall an Employee be required, as a condition of participation in the Plan, to complete a period of service extending beyond the later of the date on which the Employee completes one Year of Service, or the date on which the Employee attains the age of twenty-one (hereinafter "maximum eligibility requirements"). In no event shall an Employee's Entry Date be later than the earlier of the first day of the first Plan Year beginning after the date on which such Employee satisfied the maximum eligibility requirements, or the date six months after the date on which the Employee satisfied such requirements, unless the Employee was Separated from Service before the earlier of such dates. "Two Years of Eligibility Service" shall be substituted for "one Year of Eligibility Service" each place it appears in this paragraph if Sec.5.2 provides that a Participant's interest in all the Participant's accounts are 100% vested after the completion of no more than two Years of Eligibility Service, however such substitution shall not apply to eligibility to participate in the Plan's cash or deferred arrangement.

     1.7 EMPLOYER means SafeGuard Health Enterprises, Inc. In the event that any parent, affiliate, subsidiary, successor business, or predecessor business adopts or has adopted this Plan, such entity shall also be the Employer.


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     A  sole  proprietor  shall  be  considered  to  be  his  own  Employer.  A partnership  shall  be  considered  to  be the Employer of each of the partners.

     1.8 Trustee means Ronald I. Brendzel and/or any Co-Trustees or successor Trustees appointed pursuant to the Trust.

     1.9     Normal Retirement Age  means the attainment of age sixty-five (65).

     1.10 Defined Contribution Plan means a plan as defined in Code Sec. 414(i). There are two types of Defined Contribution Plans. A DISCRETIONARY CONTRIBUTION PLAN, also known as a profit sharing plan, allows the employer discretion as to the amount to be contributed each year. A FIXED CONTRIBUTION PLAN, also known as a money purchase plan, contains a formula in the plan which fixes the amount of the required contribution. This plan is a Discretionary Contribution Plan. This Plan may be adopted as a Fixed Contribution Plan only if it is a "pre-ERISA money purchase plan" as defined in Code Sec. 401(k)(6).

     1.11 Account means any, or the totality, of the bookkeeping calculations under the Plan as defined in Sec.Sec.1.24, 1.29, 1.35, 1.37 or 1.38, as the context requires.

     1.12 Active Participant means a Participant who currently meets the eligibility requirements of Article 2.

     1.13 Actuarial Equivalent means that a series of payments or a single payment has an equal value as determined by reference to the following:

     In the event a Participant is entitled to installment payments under Sec.6.4(A), he shall receive the value of his Account, as decreased by the installment payments and as adjusted by the actual gains and losses thereon. In the event that a Participant is entitled to an annuity contract under Sec.6.4(A), he shall receive such contract as may be purchased with the value of his Account. The Participant shall have the right to designate the insurance company from which the Plan will purchase the contract unless otherwise prohibited by law.

    1.14 Administrator MEANS THE EMPLOYER OR THE PERSON OR ENTITY DESIGNATED PURSUANT TO SEC.11.7.

     1.15 Alternate Payee means any Spouse, former Spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

     1.16 Beneficiary means the person entitled to receive a benefit from the Plan as a result of the Participant's death as provided in Article 7. A DESIGNATED BENEFICIARY is a person whom the Participant or the Plan has designated to receive benefits in the event of the Participant's death, but who, since the Participant is still living, has no present right or interest in the Plan.

     1.17 Break in Service or a One Year Break in Service means a computation period as set forth in Sec.Sec.1.40 and 1.41 during which an Employee is credited with not more than five hundred (500) Hours of Service. Whenever a Plan Year is less than twelve (12) months, the

Hour of Service provision shall be multiplied by a fraction, the numerator of which is the number of months in the Plan Year (rounded to the nearest month) and the denominator of which is twelve (12).

     1.18 Code means the Internal Revenue Code of 1986, as amended from time to time.

     1.19 Committee means the Committee appointed by the Employer to govern the Plan as provided in Sec. 11.1.

     1.20 Compensation means all of a Participant's Compensation paid within the Plan Year that is wages, as defined in Code Sec. 3401(a), and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sec.Sec. 6041(d), 6051(a)(3), and 6052. Compensation shall be determined without regard to any rules under Code Sec. 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed. In the event that this is a restatement of a prior plan document which the Employer has adopted to comply with the Tax Reform Act of 1986, the effective date of this definition shall be the first day of the Plan Year after the date on which the restatement is adopted.

     Compensation includes only amounts earned by a Participant on or after the Participant's Entry Date. Compensation does not include any payments made to a Participant as a result of or after his Separation from Service, such as severance, deferred compensation, or consulting (as an independent contractor) pay. Compensation shall not include any amount earned on or after the date as of which the Plan has become a Frozen Plan or a Terminated Plan. Compensation does not include compensation earned in non-covered service (i.e., service which does not qualify a person to be a Plan Participant under Sec. 2.2). Compensation includes: i) any elective deferral as defined in Code Sec. 402(g)(3), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sec. 125 or Code Sec. 457.

     With respect to an Employee who is a Self-Employed Individual, the term COMPENSATION means the amount of such individual's Earned Income. A SELF-EMPLOYED INDIVIDUAL is an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established, or an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year. EARNED INCOME means net earnings from Self-Employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings shall be determined with regard to the deduction allowed to the Employer by Code Sec. 164(f) for taxable years beginning after December 31, 1989. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Code Sec. 404. In the event that the Plan uses a definition of compensation other than a definition which satisfies Code Sec. 414(s) without any testing requirement, a Self-Employed Individual's Compensation shall be reduced to equal his Equivalent Alternative Compensation Amount. EQUIVALENT ALTERNATIVE COMPENSATION AMOUNT means the individual's Earned Income multiplied by the percentage (but not greater than one hundred percent (100%)) of total compensation of the Self-Employed Individual's non-Highly Compensated common-law Employees recognized by the Plan.

     For Plan Years beginning on or after January 1, 1989 and before January 1, 1994, the annual Compensation of each Participant taken into account for determining any benefits provided under the Plan for any Plan Year shall not exceed two hundred thousand dollars ($200,000). This limitation shall be adjusted at the same time and in the same manner as under Code Sec. 415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the two hundred thousand dollar ($200,000) limitation is effective on January 1, 1990. For Plan Years beginning on or after January 1, 1994, the annual compensation of each Participant taken into account for determining any benefits provided under the Plan for any Plan Year shall not exceed one hundred fifty thousand dollars ($150,000), as adjusted for increases in the cost of living in accordance with Code Sec. 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year. The determination period is the annual period used to measure Compensation for the purpose of determining average Compensation. If a determination period consists of fewer than twelve (12) months, the annual compensation limit is equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period and the denominator of which is 12.

     If compensation for any prior determination period is taken into account in determining a Participant's contributions or benefits for the current Plan Year, the compensation for such prior determination period is subject to the applicable annual compensation limit in effect for that prior period. For this purpose, for Plan Years beginning on or after January 1, 1989, the annual compensation limit in effect for determination periods beginning before that date is two hundred thousand dollars ($200,000). For Plan Years beginning on or after January 1, 1994, the annual compensation limit in effect for determination periods beginning before that date is one hundred fifty thousand dollars ($150,000).

     1.21 Date of Adoption means the date upon which an authorized representative of the Employer executes the Plan or a Plan amendment.

     1.22 Disability means a medically determinable physical impairment, including the permanent loss of use of a member or function of the body or permanent disfigurement which materially impairs the ability of a Participant to satisfactorily perform the regular duties of employment and which: i) causes the individual to be classified by the Social Security Administration as totally and permanently disabled, i.e., unfit for any gainful employment (hereinafter "Class A Disability"); ii) causes the individual to be substantially unable to perform the normal functions of his current employment or any comparable employment (hereinafter "Class B Disability"); or iii) causes the individual to be substantially unable to carry out the duties of his current position with his employer (hereinafter "Class C Disability").

     Alcoholism and drug addiction shall in no event be considered Disabilities. No Participant shall be deemed to have incurred a Disability as a result of any injury or illness incurred while engaged in the commission of a felony, or which results from an intentionally self-inflicted injury or disease. No mental condition, except that directly caused by physical illness or injury, shall be considered a Disability. Determinations of Disability shall be made by the Committee based upon the good-faith medical advice or opinion provided by a licensed physician employed by the Committee. A Participant shall not have the right to supplement or contradict the advice of that physician with the advice or opinion of a second physician. If the physician advises the Committee that medical treatment may result in substantial improvement within a period of twelve (12) months, then the Participant shall be required to seek such treatment and the determination of Disability shall be delayed for twelve (12) months. The Committee shall determine that the Participant is not disabled within the meaning of this paragraph if the Participant refuses to seek such treatment.

     1.23 Employee means any individual who is considered an Employee of the Employer as defined by common law. For the purpose of crediting service for eligibility and vesting, but not for the purpose of determining entitlement to allocations under this Plan, Employee also means any employee of any employer required to be aggregated with the Employer under Code Sec. 414(b), (c), (m) or
(o).

     Any Leased Employee shall be treated as an Employee of the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to the services performed for the recipient Employer shall be treated as provided by the recipient Employer. The term LEASED EMPLOYEE means any person (other than a person who is an Employee of the Employer without regard to the Leased Employee rules) who pursuant to an agreement between the recipient and any other person (LEASING ORGANIZATION) has performed services for the recipient or for the recipient and related persons (determined in accordance with Code Sec. 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the recipient Employer.

     A  Leased Employee shall not be considered an employee of the recipient if:
i) such employee is covered by a money purchase pension plan providing: a) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code Sec. 415(c)(3), but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sec. 125, 402(e)(3), 402(h) or 403(b); b) immediate participation; and c) full and immediate vesting; and ii) Leased Employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated work force.

     1.24 Employer Contribution Account means the separate individual Account maintained for each Participant pursuant to Sec. 4.1 with respect to Employer-provided benefits.

     1.25 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     1.26 Forfeiture means the loss to a Participant of the difference between the benefit payable to him upon his Separation from Service and the value of his Employer Contribution Account by application of the vesting requirements of Article 5. Amounts forfeited shall be subject to the restoration rules set forth in Sec. 5.5.

     1.27 Frozen Plan means that the Employer has ceased all obligation to contribute to the Plan and that no additional Participants shall enter the Plan. Plan assets shall not be distributed as soon as administratively feasible, but rather shall be distributed to Participants in the same manner as if the Plan had not been frozen.

     1.28 Highly Compensated Employee means a Highly Compensated Active Employee or a Highly Compensated Former Employee.

     A. HIGHLY COMPENSATED ACTIVE EMPLOYEE means for Plan Years beginning before January 1, 1997, any Employee who performs service for the Employer during the determination year and who, during the look-back year: i) received Compensation from the Employer in excess of seventy-five thousand dollars ($75,000), as adjusted pursuant to Code Sec. 415(d); ii) received Compensation from the Employer in excess of fifty thousand dollars ($50,000), as adjusted pursuant to Code Sec. 415(d), and was a member of the top-paid group for such year; or iii) was an officer of the Employer and received Compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under Code Sec. 415(b)(1)(A). The term Highly Compensated Employee also includes Employees who are described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the one hundred (100) Employees who received the most Compensation from the Employer during the determination year; and Employees who are five percent (5%) owners at any time during the look-back year or determination year. If no officer has satisfied the compensation requirement of
(iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. The determination year shall be the Plan Year. The look-back year shall be the twelve (12) month period immediately preceding the determination year.

     Highly Compensated Active Employee means for Plan Years beginning after December 31, 1996, any Employee who performs service for the Employer for the determination year or the immediately preceding year and who i) was a five percent (5%) owner at any time during the determination year or the immediately preceding year, or ii) received compensation from the Employer in excess of eighty thousand dollars ($80,000), as adjusted pursuant to Code Sec. 415(d) (except that the base period shall be the calendar quarter ending September 30, 1996) during the year immediately preceding the determination year.

     B. HIGHLY COMPENSATED FORMER EMPLOYEE means any Employee who Separated from Service (or was deemed to have separated) prior to the determination year; performs no service for the Employer during the determination year; and was a Highly Compensated Active Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday. Whether an Employee was a Highly Compensated Active Employee for a determination year that ended on or after the Employee's fifty-fifth (55th) birthday, or that was a separation year, is based on the rules applicable to determining Highly Compensated Active Employee status as in effect for that determination year.

     For Plan Years beginning before January 1, 1997, if an Employee is, during a determination year or look-back year, a family member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of Compensation paid by the

Employer during such year, then the family member and the five percent (5%) owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and the five percent (5%) owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and the five percent (5%) owner or top-ten Highly Compensated Employee. For purpose of this section, family member means the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

     The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, the top one hundred (100) Employees, and the number of Employees treated as officers, and the Compensation that is considered, shall be made in accordance with Code Sec. 414(q) and the regulations thereunder.

     1.29     Holding  Account  means  an  Account  established pursuant to Sec.
5.7.

     1.30     HOUR  OF  SERVICE  means:

     A. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer during the applicable computation period;

     B. Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty, or leave of absence. These hours shall be determined by the rules set forth in Department of Labor Regulation 2530.200b-2(b). Notwithstanding the above:

          1. No more than five hundred and one (501) Hours of Service shall be credited under (B) above to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period).

          2. An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed, shall not be credited to the Employee if any such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation or unemployment compensation or disability insurance laws.

          3. An Employee shall not be credited on account of a period during which no duties were performed with a number of hours greater than the number of hours regularly scheduled for the performance of duties during such period.

          4. Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

          For purposes of (B) above, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund or insurer to which the Employer contributes or pays premiums, and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

     C. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited under both (A) and (B) above, as the case may be, and under this subparagraph (C). Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in (B) shall be subject to the limitations set forth in that subparagraph.

     Hours of Service shall be credited to the computation period in which the duties are performed to the extent and subject to the exceptions set forth in Department of Labor Regulation 2530.200b-2(c). The Hours of Service of an Employee occurring prior to the later of January 1, 1976 or the Effective Date of the Plan shall be determined from reasonably accessible records or, if such records are insufficient to make an appropriate determination, by reasonable estimation. Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence: i) by reason of the pregnancy of the individual; ii) by reason of a birth of a child of the individual; iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited i) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or ii) in all other cases, in the following computation period. Hours of Service shall be credited for employment with other members of an affiliated service group (under Code Sec. 414(m)), a controlled group of corporations (under Code Sec. 414(b)), or a group of trades or businesses under common control (under Code Sec. 414(c)), of which the Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code Sec. 414(o) and the regulations thereunder.

     Hours of Service shall also be credited for any individual considered an Employee for purposes of this Plan under Code Sec. 414(n) or (o) and the regulations thereunder.

     The Committee shall determine Hours of Service from payroll records. If, however, with respect to any person, the payroll records do not accurately reflect the actual number of Hours of Service with which such person is entitled to be credited, the Committee shall determine Hours of Service with respect to such person based upon the Equivalency which is equal to the normal pay period applicable to such person.

          1. If a person is paid on the basis of days of employment, such person shall be credited with ten (10) Hours of Service for each day for which such person would be required to be credited with at least one (1) Hour of Service.

          2. If a person is paid on the basis of weeks of employment, such person shall be credited with forty-five (45) Hours of Service for each week for which such person would be required to be credited with at least one (1) Hour of Service.

          3. If a person is paid on the basis of semimonthly payroll periods, such person shall be credited with ninety-five (95) Hours of Service for each semimonthly payroll period for which such person would be required to be credited with at least one (1) Hour of Service.

          4. If a person is paid on the basis of months of employment, such person shall be credited with one hundred ninety (190) Hours of Service for each month for which such person would be required to be credited with at least one
(1)  Hour  of  Service.

     1.31 Lump Sum means a distribution consisting of the entire interest to which a Participant or his Beneficiary is entitled, taken in one tax year of the recipient.

     1.32 Participant means any Employee or former Employee who has been admitted to participation in the Plan pursuant to Article 2 and who is or may become eligible to receive a benefit from this Plan. A Participant does not include an Employee who Separates from Service and either i) is not vested or
ii) has been paid the full amount of his vested benefit. An Employee who has become a Participant shall cease being a Participant upon the forfeiture of the non-vested portion of his Employer Contribution Account under Sec.5.5(A).

     1.33 Qualified Joint and Survivor Annuity means a nontransferable annuity providing for a guaranteed income for the life of a Participant with an annuity payable to a surviving Spouse equal to fifty percent (50%) of the amount payable during the joint lives of the Participant and his Spouse, and which is the Actuarial Equivalent of a single life annuity for the life of the Participant. A Qualified Joint and Survivor Annuity for a single Participant is an annuity for the life of the Participant (i.e., a "straight life annuity").

     1.34 Retirement means a Participant's Separation from Service on or after he has attained his Normal Retirement Age.

     1.35 Segregated Account means an Account which is invested separately from all other Trust assets pursuant to Sec. 6.8 or 9.3.

     1.36 Separation from Service means a severance of the Employer/Employee relationship, whether by resignation, discharge, Disability, death or Retirement. Except as expressly provided in Sec.1.30, this Plan does not credit Hours of Service for any period during which an Employee is on leave of absence. However, an Employee shall not be deemed to have Separated from Service by virtue of being on leave of absence. In the event the Employee does not return to work at the specified time after expiration of the leave of absence, he shall be deemed to have Separated from Service on the date his leave of absence ended for the purpose of Sec.6.3 and on the date his leave of absence commenced for all other purposes.

     1.37     Special  Account  means  an  Account opened pursuant to Article 9.

     1.38 Suspense Account means an Account established for unallocated Employer contributions and Forfeitures pursuant to Sec. 4.4(C).

     1.39 Terminated Plan means that the Plan has been terminated by the Employer in accordance with Article 12, and that assets are in the process of being distributed as soon as administratively feasible after the date of termination.

     1.40 Year of Eligibility Service means each computation period in which an Employee completes one thousand (1,000) Hours of Service. The computation periods shall be:
USE  A-C  FOR  WAITING  PERIODS  OF  ONE  YEAR.

     A. The twelve (12) consecutive-month period commencing with an Employee's first Hour of Service with the Employer;
     B. The first twelve (12) month period coinciding with the Plan Year which includes the first anniversary of the Employee's first Hour of Service with the Employer; and
     C. Succeeding twelve (12) month periods coinciding with the Plan Year. If the Plan Year is the computation period and it is less than twelve (12) months, other than as a result of the termination of the Plan, the minimum service requirement shall be multiplied by a fraction, the numerator of which is the number of months in the Plan Year (rounded to the nearest month) and the denominator of which is twelve (12).

     1.41 Year of Vesting Service means a twelve (12) month period coinciding with the Plan Year during which an Employee is credited with at least one thousand (1,000) Hours of Service. Whenever a Plan Year is less than twelve
(12) months other than as a result of the termination of the Plan, the vesting computation period for such short Plan Year shall begin with the first day of such Plan Year and shall end twelve (12) months thereafter. A new (overlapping) vesting computation period shall be established on the first day of the first Plan Year beginning after the short Plan Year and shall end twelve (12) months thereafter. An Employee shall receive credit for a Year of Vesting Service for each computation period during which the Employee is credited with the required number of Hours of Service.

                              TOP-HEAVY DEFINITIONS

     1.42 Key Employee means any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer, if such individual's annual compensation exceeds fifty percent (50%) of the dollar limitation under Code Sec. 415(b)(1)(A); an owner (or considered an owner under Code Sec. 318) of one of the ten (10) largest interests in the Employer, if such individual's compensation exceeds one hundred percent (100%) of the dollar limitation under Code Sec. 415(c)(1)(A); a five percent (5%) owner of the Employer; or a one percent (1%) owner of the Employer who has an annual compensation of more than one hundred fifty thousand dollars ($150,000). Annual compensation means compensation as defined in Code Sec. 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sec. 125, 402(e)(3), 402(h) or 403(b). The determination period is the Plan Year containing the Determination Date and the four (4) preceding Plan Years. The determination of who is a Key Employee shall be made in accordance with Code Sec. 416(i)(1) and the regulations thereunder.

     1.43     Top-Heavy  Plan.   The  Plan  is top-heavy if any of the following
conditions  exist  for  any  Plan  Year  beginning  after  December  31,  1983:

     A. The Top-Heavy Ratio for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

     B. The Plan is part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or

     C. The Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

     1.44     Top-Heavy  Ratio

     A. If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the five (5) year period ending on the Determination Date has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Dates (including any part of any Account balance distributed in the five (5) year period ending on the Determination Dates), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the five (5) year period ending on the Determination Dates), both computed in accordance with Code Sec. 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Sec. 416 and the regulations thereunder.

     B. If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the Determination Date have or have had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (A) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (A) above, and the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Code Sec. 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

     C. For purposes of (A) and (B) above, the value of account balances and the Present Value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Code Sec. 416 and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and accrued benefits of a Participant i) who is not a Key Employee but who was a Key Employee in a prior year, or ii) who has not been credited with at least one (1) Hour of Service with any employer maintaining the plan at any time during the five (5) year period ending on the Determination Date, shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account, shall be made in accordance with Code Sec. 416 and the regulations thereunder. Deductible voluntary contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of Account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

     The accrued benefit of a Participant other than a Key Employee shall be determined under i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or ii) if there is no such method, as if such benefit did not accrue more rapidly than the slowest accrual rate permitted under the fractional rule of Code Sec. 411(b)(1)(C).

     1.45 Permissive Aggregation Group means the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sec.Sec. 401(a)(4) and 410.

     1.46 Required Aggregation Group means i) each qualified plan of the Employer in which at least one (1) Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Code Sec. 401(a)(4) or 410.

     1.47 Determination Date means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, Determination Date means the last day of that year.

     1.48 Valuation Date means the last day of the Plan Year, as of which Account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

     1.49 Present Value means present value based only on the interest and mortality rates specified in any defined benefit plan of the Employer. In the event that there are two or more defined benefit plans of the Employer required to be aggregated, the Present Value of benefits shall be determined with respect to all plans by using 1971 Group Annuity Mortality, postretirement only, and five percent (5%) preretirement and postretirement interest, unless the actuarial equivalences for determining option benefits under all such plans are identical, in which case such actuarial equivalences shall be utilized.

                      CODE SEC. 401(K) AND (M) DEFINITIONS

     1.50 Discretionary Contribution Account means a separate Account to which discretionary Employer contributions shall be allocated.

     1.51 Matching Contribution Account means a separate Account to which Matching Contributions shall be allocated. Matching Contributions may be either qualified or nonqualified.

     Notwithstanding any provision of the Plan to the contrary, the Employer shall not match any contribution to the extent that the match is attributable to contributions which are Excess Contributions, Excess Aggregate Contributions, or Excess Elective Deferrals. If, nonetheless, such a match occurs (for example, where the match is made because the Employer is unaware of that the Employee has made Elective Deferrals to the plan of another employer, but the match cannot be returned under Sec.13.7(B) and (F)), the matching contribution shall be forfeited and allocated as a Forfeiture in the following Plan Year.

     Any discretion which the Administrator possesses as to the manner of conducting the ADP, ACP or multiple-use test shall be exercised so as to minimize the amount of matching contributions which are attributable to contributions which are Excess Contributions, Excess Aggregate Contributions, or Excess Elective Deferrals. If a Participant makes a contributions to the Plan which is partially matched and partially unmatched, the unmatched portion of the contribution will be treated as the Excess Contribution, Excess Aggregate Contribution, or Excess Elective Deferral, to the extent possible.

     1.52 Elective Deferral Account means a separate Account to which Elective Deferrals shall be allocated.

     1.53 Elective Deferrals mean any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash deferred arrangement (CODA) as described in Code Sec. 401(k), any simplified employee pension plan, any cash or deferred arrangement as described in Code Sec. 402(h)(l)(B), any eligible deferred compensation plan under Code Sec. 457, any plan as described under Code Sec. 501(c)(18), and any Employer contributions made on behalf of a Participant for the purchase of an annuity contract under Code Sec. 403(b) pursuant to a salary reduction agreement.

     Deferrals may be elected in an amount from one percent (1%) to twenty percent (20%) of the Compensation earned by the Participant during the Plan Year. For this purpose only, compensation means Compensation earned on or after "a Participant's Entry Date." The Employer may cause deferrals to be limited in order to avoid exceeding the limits on deductibility or annual additions, or in order to avoid failing the ADP or ACP tests.

     Deferrals shall be subject to the withdrawal limitations as set forth in Code Sec. 401(k) and shall be fully vested. Elective Deferrals are Employer Contributions. However, neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum top-heavy contribution requirement.

     The Employer shall establish uniform and non-discriminatory rules for making deferral elections, provided that each Employee is given the opportunity to make, or change, a deferral election at least once each year. The Employer may establish rules concerning i) the dates on which deferral elections may be made or changed; ii) the number of days of advance notice required for a deferral election to take effect; iii) any additional dates on which a deferral election may be completely revoked; iv) the period of time after any revocation before a new deferral election may be made; v) the minimum amount to be deferred, either by dollar amount (not greater than twenty dollars ($20)) or percentage (not greater than one percent (1%)) from any paycheck; vi) whether deferrals must be made in uniform multiples of a specified dollar amount or percentage; viii) any special rules relating to deferrals from compensation paid irregularly; and ix) any other reasonable rule concerning the procedures for making and carrying out deferral elections which do not discriminate in favor of Highly Compensated Employees. The Employer may change any such rules upon reasonable notice to the Participants

     No  contributions  or  benefits  under  the  Plan  (other  than  Matching
Contributions)  may  be  conditioned  upon  an  Employee's  Elective  Deferrals.

     No Participant shall be permitted to have Elective Deferrals made under this Plan or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Code Sec. 402(g) in effect at the beginning of such taxable year.

     1.54 Excess Elective Deferrals mean those Elective Deferrals that are includible in a Participant's gross income under Code Sec. 402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan.

     A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Administrator on or before March 1 of the amount of the Excess Elective Deferrals to be assigned to the Plan. Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess
Elective Deferrals for such taxable year. Excess Elective Deferrals may be corrected during the taxable year with respect to which they arose provided that
i)  the  Participant designates the distribution as an Excess Elective Deferral,
ii) the correcting distribution is made after the date on which the Plan received the Excess Elective Deferral, and iii) the Plan designates the distribution as a distribution of an Excess Elective Deferral.

     Excess Elective Deferrals shall be adjusted for any income or loss up to the earlier of i) the date of distribution and ii) the last day of the Participant's taxable year with respect to which the Excess Elective Deferral arose. Such income or loss shall be determined in accordance with the method or methods otherwise used by the Plan for allocating income to Participant's

Accounts. No income or loss shall be allocated for the "gap period" (i.e., the period between the last day of the Participant's taxable year with respect to which the Excess Elective Deferral arose and the date of distribution).

     1.55 Average Deferral Percentage (hereinafter "ADP") means, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of i) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to ii) the Participant's Compensation for such Plan Year (excluding Compensation earned while the Employee was not a Participant). Employer contributions on behalf of any Participant shall include: i) any Elective Deferrals made pursuant to the Participant's deferral election, including Excess Elective Deferrals, but excluding Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and ii) at the election of the Employer, Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made. If more than one Employer (determined with reference to Code Sec. 414(b), (c), (m), (n) and (o)) participates in the Plan, the ADP test shall be performed separately for each such Employer.

     The ADP of Participants who are Highly Compensated Employees for the Plan Year and the ADP for the preceding Plan Year of Participants who are non-Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

     A. The ADP of Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for the prior Plan Year of Participants who are non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

     B. The ADP of Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for the prior Plan Year of Participants who are non-Highly Compensated Employees for the prior Plan Year multiplied by two
(2), provided that the ADP of Participants who are Highly Compensated Employees does not exceed the ADP of Participants who are non-Highly Compensated Employees by more than two (2) percentage points.

     The ADP of non-Highly Compensated Employees in the prior Plan Year shall be determined using the definition of Highly Compensated Employee in effect for such prior Plan Year, without regard to the Employee's status in the current Plan Year.

     An Employer may elect to use current-year data in determining the ADP of non-Highly Compensated Employees. No Plan language or formal election is required to be made in 1997 in order to use current-year data in determining the ADP of non-Highly Compensated Employees. An election for any subsequent year shall be made in accordance with the directions of the Commissioner of Internal Revenue. An election for 1998 or later to use current-year data may not be changed or revoked except upon conditions established by the Commissioner.

     For a Plan's initial year, the ADP of non-Highly Compensated Employees is deemed to be three percent (3%) unless the Employer elects to use their ADP for the initial year.

     The Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his Accounts under two (2) or more arrangements described in Code Sec. 401(k) that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more CODA's that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

     In the event that this Plan satisfies the requirements of Code Sec. 401(k), 401(a)(4), or 410(b), only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Sec. 401(k) only if they have the same Plan Year.

     For purposes of the ADP test, Elective Deferrals, Qualified Non-Elective Contributions, and Qualified Matching Contributions must be made before the last day of the twelve (12) month period immediately following the Plan Year to which contributions relate.

     The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test. The determination and treatment of the Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     In computing the ADP, the Employer may include Qualified Matching Contributions and/or Qualified Non-Elective Contributions under this Plan or any other plan of the Employer, as provided by regulations.

     If the Employer elects to apply Code Sec. 410(b)(4)(B) in determining whether the Plan meets the requirements of Code Sec. 410(b), the Employer may, in determining whether the Plan meets the ADP test, treat the Plan as two separate Plans, one benefiting the Employees who have satisfied the lower minimum age and service conditions set forth in the Plan, but not the greatest minimum age and service conditions permitted under Code Sec. 410(a), and one benefiting Employees who have satisfied the greatest minimum age and service conditions permitted under Code Sec. 410(a). In such case, the ADP test shall be met for the Plan as a whole if it is met for both groups of Employees tested separately.

     For Plan Years beginning after December 31, 1998, if the Employer elects to apply Code Sec. 410(b)(4)(B) in determining whether the Plan meets the requirements of Code Sec. 410(b), the Employer may, in determining whether the Plan meets the ADP test, exclude from consideration all eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Code Sec. 410(a)(1)(A).

     1.56 Excess Contributions means, with respect to any Plan Year, the excess of i) the aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over ii) the maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADP's, beginning with the Employee with the highest amount of contributions).

     Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed after the close of the Plan Year in which the Excess Contribution arose, and no later than twelve (12) months after the end of such Plan Year to Participants to whose Accounts such Excess Contributions were allocated for such Plan Year. If such excess amounts are distributed more than two and one-half (2 ) months after the last day of the Plan Year in which such excess amounts arose, a ten percent
(10%) excise tax shall be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the amount of contributions by or on behalf of each of such Employees. Excess Contributions (including the amounts recharacterized) shall be treated as Annual Additions under the Plan.

     Excess Contributions shall be adjusted for any income or loss up to the last day of the Plan Year in which the Excess Contribution arose. Such income or loss shall be determined in accordance with the method or methods otherwise used by the Plan for allocating income to Participant's Accounts. No income or loss shall be allocated for the "gap period" (i.e., the period between the last day of the Plan Year in which the Excess Contribution arose and the date of distribution).

     Excess Contributions shall be distributed from the Participant's Elective Deferral Account and Qualified Matching Contribution Account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-Elective Contribution Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral Account and Qualified Matching Contribution Account.

     1.57 Matching Contribution mean an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a Plan maintained by the Employer.

     Notwithstanding any provision of the Plan to the contrary, the Employer shall not match any contribution to the extent that the match is attributable to contributions which are Excess Contributions. If, nonetheless, such a match occurs (for example, where the match is made because the Employer is unaware of that the Employee has made elective deferrals to the plan of another employer, but the erroneous match cannot be returned under Sec.13.7(B) and (F)), the matching contribution shall be forfeited and allocated as a Forfeiture in the following Plan Year.

     Where a matching contribution relates to an Excess Deferral, the Administrator shall, in the following order of priority, take the steps necessary to avoid any discriminatory rate of match:

          A. Any discretion which the Administrator possesses as to the manner of conducting the ADP, ACP or multiple-use test shall be exercised so as to minimize the existence of any discriminatory rate of match, such as through performing the test so as to create Excess Aggregate Contributions rather than Excess Elective Deferrals, or through first distributing Excess Aggregate Contributions before distributing Excess Elective Deferrals; or

          B. The matching contribution relating to the Excess Deferral shall be forfeited to the extent necessary to eliminate the discriminatory rate of match.

          Any allocation of Forfeitures which takes into account the amount of Elective Deferrals or Matching Contributions shall disregard the amount of Excess Elective Deferrals returned to a Participant, and the amount of any Matching Contributions forfeited on account thereof.

          Subject to the Employee's right to include Qualified Matching Contributions in computing the ADP test, pursuant to Sec.1.55, Definition of Average Deferred Percentage, any matching Contribution which is made on behalf of a self-employed individual shall not be treated as an Elective Deferral.

     1.58 Qualified Matching Contribution means a Matching Contribution which is subject to the distribution and non-forfeitability requirements under Code Sec. 401(k) when made. Matching Contributions made to the Plan may be Qualified Matching Contributions.

     1.59 Average Contribution Percentage (hereinafter "ACP") means, for a specified group of Participants for a Plan Year, the average of the Contribution Percentages of the Eligible Participants. Contribution Percentage means the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (excluding Compensation earned while the Employee was not a Participant). Contribution Percentage Amounts means the sum of the Employee Contributions, Matching
Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Account which shall be taken into account in the year in which such forfeiture is allocated. Eligible Participant means any Employee who is eligible to make an Employee Contribution or an Elective
Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of Participation in a defined contribution plan of the Employer, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no Employee Contributions are made. Employee Contribution means any contribution made to a plan of the Employer by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated. If more than one Employer
(determined with reference to Code Sec. 414(b), (c), (m), (n) and (o)) participates in the Plan, the ACP test shall be performed separately for each such Employer.

     The ACP of Participants who are Highly Compensated Employees for the Plan Year and the ACP for the preceding Plan Year of Participants who are non-Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

     A. The ACP of Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for the prior Plan Year of Participants who are non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

     B. The ACP of Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for the prior Plan Year of Participants who are non-Highly Compensated Employees for the prior Plan Year multiplied by two
(2), provided that the ACP of Participants who are Highly Compensated Employees does not exceed the ACP of Participants who are non-Highly Compensated Employees by more than two (2) percentage points.

     The ACP for non-Highly Compensated Employees in the prior Plan Year shall be determined using the definition of Highly Compensated Employee in effect for such prior Plan Year, without regard to the Employee's status in the current Plan Year.

     An Employer may elect to use current-year data in determining the ACP for non-Highly Compensated Employees. No Plan language or formal election is required to be made in 1997 in order to use current-year data in determining the ACP of non-Highly Compensated Employees. An election for any subsequent year shall be made in accordance with the directions of the Commissioner of Internal Revenue. An election for 1998 or later to use current-year data may not be changed or revoked except upon conditions established by the Commissioner.

     For a Plan's initial year, the ACP of non-Highly Compensated Employees is deemed to be three percent (3%) unless the Employer elects to use their ACP for the initial year.

     If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer, and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose Contribution Percentage Amount is the highest) so that the limit is not exceeded. Aggregate Limit means the sum of i) one hundred twenty-five percent (125%) of the greater of the ADP of the non-Highly Compensated Employees for the Plan Year or the ACP of non-Highly Compensated Employees under the Plan subject to Code Sec. 401(m) for the Plan Year beginning with or within the Plan Year of the CODA and ii) the lesser of two hundred percent (200%) or two (2) plus the lesser of such ADP or ACP. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees do not exceed 1.25 multiplied by the ADP and ACP of the non-Highly Compensated Employees.

     The Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his Account under two (2) or more plans described in Code Sec. 401(a) or arrangements described in Code Sec. 401(k) that are maintained by the Employer shall be determined as if the total of such Contribution Percentage Amounts were made under each Plan. If a Highly Compensated Employee participates in two or more CODA's that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

     In the event that this Plan satisfies the requirements of Code Sec.Sec. 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the ACP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Sec. 401(m) only if they have the same Plan Year.

     For purposes of the ACP test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Qualified Non-Elective Contributions shall be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year.

     The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test. The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     In computing the ACP, the Employer may include as Contribution Percentage Amounts Elective Deferrals and/or Qualified Non-Elective Contributions under this Plan or any other plan of the Employer, as provided by regulations. The Employer may elect to use Elective Deferrals in the Contribution Percentage Amounts as long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

     If the Employer elects to apply Code Sec. 410(b)(4)(B) in determining whether the Plan meets the requirements of Code Sec. 410(b), the Employer may, in determining whether the Plan meets the ACP test, treat the Plan as two separate Plans, one benefiting the Employees who have satisfied the lower minimum age and service conditions set forth in the Plan, but not the greatest minimum age and service conditions permitted under Code Sec. 410(a), and one benefiting Employees who have satisfied the greatest minimum age and service conditions permitted under Code Sec. 410(a). In such case, the ACP test shall be met for the Plan as a whole if it is met for both groups of Employees tested separately.

     For Plan Years beginning after December 31, 1998, if the Employer elects to apply Code Sec. 410(b)(4)(B) in determining whether the Plan meets the requirements of Code Sec. 410(b), the Employer may, in determining whether the Plan meets the ACP test, exclude from consideration all eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Code Sec. 410(a)(1)(A).

     1.60 Excess Aggregate Contributions means with respect to any Plan Year, the excess of i) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over ii) the maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentage Amounts beginning with the highest of such amounts). Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

     Notwithstanding  any  other  provision  of  this  Plan,  Excess  Aggregate
Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed after the close of the Plan Year in which the Excess Aggregate Contribution arose, and no later than twelve (12) months after the end of such Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for such Plan Year. Such distributions shall be made to Highly Compensated Employees on the basis of the amount of contributions by or on behalf of each of such Employees. If such Excess Aggregate Contributions are distributed more than two and one-half (2 ) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax shall be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

     Excess Aggregate Contributions shall be adjusted for any income or loss up to the last day of the Plan Year in which the Excess Aggregate Contribution arose. Such income or loss shall be determined in accordance with the method or methods otherwise used by the Plan for allocating income to Participant's Accounts. No income or loss shall be allocated for the "gap period" (i.e., the period between the last day of the Plan Year in which the Excess Aggregate Contribution arose and the date of distribution).

     1.61 Qualified Non-Elective Contributions mean contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are non-forfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

     In lieu of distributing Excess Contributions or Excess Aggregate Contributions, the Employer may make Qualified Non-Elective Contributions on behalf of non-Highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code.

     1.62     DISTRIBUTION  REQUIREMENTS

     Notwithstanding any provision of the Plan to the contrary, Elective Deferrals, Qualified Non-elective Contributions, and Qualified Matching Contributions, and income allocable to each, may not be distributed to a Participant or Beneficiary earlier than upon Separation from Service, death, disability, termination of the Plan without the establishment or existence of a successor defined contribution plan, the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Sec. 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets, the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code Sec. 409(d)(3)) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary, the attainment of age fifty-nine and one-half (59 ) in the case of a Discretionary Contribution Plan, and the hardship of the Participant to the extent and as described in the following section on Hardship Distributions. All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in Code Sec.Sec. 401(a)(11) and 417. The term "successor plan" does not include i) an employee stock ownership plan, ii) an SEP, or iii) a plan in which fewer than two percent (2%) of the Participants in this Plan participate at any time within the period beginning twelve (12) months before and ending twelve (12) months after the termination of this Plan.

     1.63     HARDSHIP  DISTRIBUTIONS

     This section shall apply only if this Plan is a Discretionary Contribution Plan. Distribution of Elective Deferrals, earnings thereon accrued as of the later of December 31, 1988 and the last day of the last Plan Year ending before July 1, 1989, and qualified non-elective contributions (including income) accrued as of the last day of the last Plan Year ending before July 1, 1989, may be made to a Participant in the event of hardship.

     For the purposes of this section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in Code Sec.Sec. 401(a)(11) and 417.

     The following are the only financial needs which shall be considered immediate and heavy: deductible medical expenses (within the meaning of Code Sec. 213(d)) of the Employee, the Employee's spouse, children or dependents (either previously incurred or necessary to obtain medical expenses); costs directly related to the purchase of a principal residence for the Employee (excluding mortgage payments); payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

     A distribution will only be considered as necessary to satisfy an immediate and heavy financial need of the Employee if the distribution is not in excess of the amount of the immediate and heavy financial need (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution), the Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer; all plans maintained by the Employer provide that the Employee's Elective Deferrals (and Employee Contributions) shall be suspended for twelve (12) months after the receipt of the hardship distribution; and all qualified and nonqualified plans of deferred contribution (as further defined by regulations under the Code) maintained by the Employer provide that the Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Sec. 402(g) for such taxable year, less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution. Notwithstanding the above, an Employee need not utilize any resource if the effect would be to increase the hardship or need.

     If the amount necessary to satisfy a heavy and immediate financial need of the Employee was determined in accordance with the safe-harbor rule, the following shall apply. An Employee's Elective Deferrals (and Employee Contributions) shall be suspended for twelve (12) months after the receipt of the hardship distribution. The Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Sec. 402(g) for such taxable year, less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

                ARTICLE 2 - ELIGIBILITY AND ACTIVE PARTICIPATION

     2.1     INITIAL  ENTRY;  ELECTION  NOT  TO  PARTICIPATE

     An Employee shall automatically become an Active Participant of the Plan on the first Entry Date on which he meets the eligibility requirements of Sec.2.2.

     2.2     ELIGIBILITY  REQUIREMENTS  FOR  ACTIVE  PARTICIPATION

     A. An Employee shall not be eligible to enter the Plan unless he has satisfied the requirements of Sec.1.6.

     B. An Employee shall not enter the Plan unless he is employed on his Entry Date.

     C. An Employee shall not Actively Participate in the Plan during any Plan Year in which he is included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if there is evidence that retirement benefits were the subject of good-faith bargaining (unless the collective bargaining agreement provides to the contrary) and if less than two percent (2%) of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in Sec. 1.410(b)-9 of the regulations. The term EMPLOYEE REPRESENTATIVES does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer. This Sec.2.2(C) shall not apply to employees who are members of the United Automobile Workers, Local 509 (or any successor collective bargaining unit).

     D. An Employee who is a nonresident alien and who receives no earned income from the Employer which constitutes earned income from sources within the United States shall not Actively Participate in the Plan.

     E. No Employee shall enter the Plan after the Plan has been frozen or terminated.

     F.     Leased  Employees  shall  not  Actively  Participate  in  the  Plan.

     2.3     REENTRY

     A. If a Participant Separates from Service, incurs a Break in Service, and is reemployed, he shall become a Participant on his reemployment commencement date, unless he is excluded pursuant to Sec.2.2.

     B. If a Participant incurs a Break in Service without having Separated from Service, he shall again be eligible to participate in this Plan retroactive as of the first day of the Plan Year during which he completes a Year of Eligibility Service, unless he is excluded pursuant to Sec.2.2.

     C. An otherwise eligible employee who is in non-covered service will again become a Participant on the date on which he is no longer in non-covered service.

     2.4     DISREGARD  OF  SERVICE

     A. A Participant who does not have a vested interest in his Employer Contribution Account and incurs a Break in Service shall not have Years of Eligibility Service or employment prior to such Break in Service taken into consideration for the purpose of applying Sec.Sec.1.6, 2.2 and 2.3, if the number of consecutive One Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Eligibility Service prior to such Break in Service. Such aggregate number of Years of Eligibility Service before such Break in Service shall be deemed not to include any Year of Eligibility Service not required to be taken into account by reason of any prior Break in Service.

     B. If the Plan provides for one hundred percent (100%) vesting after no later than two (2) Years of Vesting Service, and if an Employee has a One Year Break in Service before satisfying the Plan's eligibility requirements, service before such Break in Service shall not be taken into account.

     2.5     APPLICATIONS  REGARDING  PARTICIPATION

     Each Employee shall complete such forms as are required by the Administrator.

     2.6     EMPLOYEES  BENEFITED  BY  PLAN  OR  AMENDMENT

     Notwithstanding the Effective Date of the Plan or of any amendment thereto, no Employee shall benefit from the Plan, or any amendment thereto, unless: i) the minutes adopting the Plan or amendment specifically provide for the Employee, or a class of Employees to which the Employee belongs, to be benefited; or ii) the Employee is employed on or after the Date of Adoption of the Plan or amendment hereto. However, where the Administrator determines that an amendment must be applicable to former Employees in order for the Plan to maintain its qualified status, such amendment shall apply to such Employees to the extent required for the Plan to maintain its qualified status.

                            ARTICLE 3 - PLAN BENEFITS

     3.1     RETIREMENT  BENEFIT

     Upon attainment of his Normal Retirement Age, an Active Participant shall be entitled, as a retirement benefit, to the value of his Employer Contribution Account.

     3.2     SEVERANCE  BENEFIT

     A Participant shall be entitled to the value of his Employer Contribution Account multiplied by the percentage of his vested interest determined under
Article 5, if his Separation from Service occurs for any reason other than one which entitles him to a Retirement, Disability or death benefit.

     3.3     DISABILITY  BENEFIT

     A. In the event of a Disability of a Participant, the benefit provided by this section shall be paid in lieu of any other Employer-provided benefit under the Plan. A Participant shall be entitled to the value of all his Accounts while an Active Participant of the Plan on account of suffering a Disability while an Active Participant of the Plan and prior to his Separation from Service, multiplied by the percentage set forth in subsection (B). It is intended that this Plan shall provide health and accident benefits to the extent of the benefit provided by this section.

     B. Disability benefits shall be vested as follows: Class A Disability, one hundred percent (100%); Class B Disability, ninety-five percent (95%); and Class C Disability, ninety percent (90%).

     C. In the event that the vested percentage of the Participant's Account Balance determined without regard to subsection (B) above exceeds the vested percentage of his Employer Contribution Account calculated under this section, the excess, if any, shall be paid as a severance or retirement benefit, as the case may be.

     3.4     DEATH  BENEFIT

     A Participant's Designated Beneficiary shall be entitled to the value of his Employer Contribution Account on account of the death of a Participant while an Active Participant in the Plan and prior to a Separation from Service. In addition, the benefits attributable to any life insurance policy purchased pursuant to Article 8 shall be payable as provided in Article 8. The benefit provided under this section shall be in lieu of any other Employer-provided benefit payable under this Plan.

     3.5     TIMING  AND  FORM  OF  BENEFIT  PAYMENT

     Nothing contained in this Article 3 shall be construed as indicating the time at which a benefit will be paid or the form in which a benefit will be paid.

ARTICLE 4 - PARTICIPANTS' ACCOUNTS; CONTRIBUTIONS; GAINS AND LOSSES; FORFEITURES

     4.1     SEPARATE  INDIVIDUAL  ACCOUNTS

     The Administrator shall maintain a separate Employer Contribution Account for each Participant with respect to Employer-provided benefits. There shall be recorded in this Employer Contribution Account the amounts allocated thereto as provided in this Plan and distributions therefrom and such other information as affects the value of such Employer Contribution Account. In the event that a Participant would be entitled to different vested interests of different sums, separate Employer Contribution Accounts shall be kept with respect to each such sum.

     4.2     EMPLOYER  CONTRIBUTIONS

     A. The Employer shall contribute to the Plan the amount of Elective Deferrals for the year. In addition:

          1.     Matching  Contributions

          Commencing July 1, 2001, the Employer may make discretionary matching contributions to the Plan of the Employer's common stock as follows: The Employer shall determine whether to match Elective Deferrals made between July 1, 2001 and December 31, 2001 and if so, the percentage match, and the maximum amount of Compensation of each Participant which will be eligible to be matched. Such determination shall be communicated to Participants on or before July 1, 2001. Thereafter, in the fourth (4th) quarter of each Plan Year, the Employer shall determine whether to match Elective Deferrals made during the following
Plan Year, and if so, the percentage match, and the maximum amount of Compensation of each Participant which will be eligible to be matched. Such determination shall be communicated to Participants on or before July 1, 2001.

          The Employer may terminate or reduce its obligation to make the discretionary matching contributions at any time by notification to the Participants. Such termination or reduction shall apply only with respect to elective deferrals made on or after the date of the notification.

          The discretionary matching contributions will be made no later than the calendar quarter following the calendar quarter in which the related Elective Deferral was withheld from the Participants' pay. The accounting period for determining whether Elective Deferrals exceed the percentage of Compensation eligible to be matched, and for otherwise determining whether a match is required, shall be the calendar quarter.

          The discretionary matching contributions will be made only in common stock of the Employer. Solely for the purpose of determining the number of shares which the Employer is to contribute to the Plan as a matching contribution, the value of the common stock which matches Elective Deferrals for a particular calendar quarter shall treated as the lower of the closing price of the stock on the last trading day before that calendar quarter begins, or the last trading day of that calendar quarter. For this purpose, an Elective Deferral shall be considered as being made for a particular calendar quarter if it is deferred from the Participant's compensation during that calendar quarter, regardless of when the Elective Deferral is contributed to the Plan.

          2.     Employer  Discretionary  Contribution

          The Employer may make a discretionary profit sharing contribution to the Plan in such amount as the Employer shall determine, without regard to the existence of profits. The Employer does not intend to make contributions to the Plan which will exceed the deductible limit under Code Sec. 404(a)(3) or (7). Any contributions in excess of the deductible limit under Code Sec. 404(a)(3) or
(7) may result in the imposition of an excise tax on the Employer. Any contribution made after the end of a Plan Year, but no later than thirty (30) days after the due date of the Employer's tax return, shall be considered to be a contribution for the preceding Plan Year at the election of the Employer.

          3.     ADP  Correction  Contribution

          The Employer may make a discretionary contribution designated as an ADP corrective contribution.

     B. The Employer shall contribute the amount determined above for each Plan Year, provided (except in the case of Elective Deferrals and, if applicable, Matching Contributions) that the Plan has not been terminated or frozen prior to the last day of the Plan Year. No contribution shall be required by the Employer to the extent the contribution is not deductible.

     4.3     ALLOCATION  OF  EMPLOYER  CONTRIBUTIONS

     A. Elective Deferrals and Matching Contributions shall be allocated to the Participant with respect to whom they are made, without regard to the number of Hours of Service completed by the Participant or of employment at the end of the Plan Year.

     ADP corrective contributions shall be allocated to non-Highly Compensated Employees in the manner designated by the Employer in writing at the time the contribution is made. Such written designation shall be considered part of the Plan document.

     Except as provided in subsection (B), the Employer Discretionary Contribution shall be allocated to the Employer Contribution Account of each Participant described in subsection (C) in proportion to the ratio that the Compensation during the Plan Year of that Participant bears to the total Compensation of all such Participants. If the Employer contributes an amount in excess of that provided for by Sec.4.2, such excess shall nonetheless be allocated as set forth above, subject to Sec.Sec.4.4 and 13.7.

     B. For any Plan Year for which the Plan is a Top-Heavy Plan, the minimum allocation (including both Employer contributions and Forfeitures) shall not be less than three percent (3%) of Compensation for each Non-Key Employee described below. For the purpose of this subsection, Compensation means the Compensation described in Sec.4.4(G). The percentage minimum allocation shall not exceed the percentage at which allocations are made under the Plan for the Plan Year for the Key Employees (as defined in Sec.1.42) for whom such percentage is highest for the Plan Year. The above sentence shall not apply to any plan required to be included in an aggregation group if such plan enables a defined benefit plan required to be included in such group to meet the qualification requirements relating to participation or coverage. The above sentence also shall not apply to the Plan if the Employer maintains other plans and this Plan is designated as the Plan which will provide the Top-Heavy minimum. The determination of the percentage allocation for each Key Employee shall be made by dividing the allocations of

Employer contributions and Forfeitures for such Employee by as much of his Compensation (as defined in Sec.4.4(G)) as does not exceed the Compensation limitation set forth in Sec.1.20. The calculation of the minimum allocation shall be made without regard to any contributions to or benefits payable from Social Security or under any other Federal or state law. The minimum provided by this provision shall apply to any Non-Key Employee Participant (i.e., an Active Participant who has not incurred a Break in Service for the Plan Year) who has not Separated from Service at the end of the Plan Year. The provisions of this subsection shall not apply to any Employee included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives (as defined in Sec.2.2(E)), if there is evidence that retirement benefits were the subject of good-faith bargaining.

     C. All Participants shall be entitled to share in the Employer Discretionary Contribution except Participants who have both Separated from Service prior to the last day of the Plan Year and are credited with less than five hundred one (501) Hours of Service for the Plan Year. A requirement that a Participant must complete a specified number of Hours of Service or be employed on the last day of the Plan Year in order to be eligible to share in Employer contributions shall not apply to a Participant who Separates from Service by reason of death, Disability or Retirement.

     Except for Elective Deferrals and Matching Contributions and except as provided in subsection (B), no contribution shall be allocated to a Participant who is in non-covered service (as determined under Sec.2.2 without regard to Sec.2.2(A)) at any time during the Plan Year, unless the Participant is in covered service on the last day of the Plan Year.

     D. The Employer does not maintain any other plans in which any of the Participants in this Plan participate. A minimum benefit shall be provided as specified in subsection (B).

     4.4     LIMITATIONS  ON  ANNUAL  ADDITIONS

     A.     Definition  of  Annual  Additions.

     The term ANNUAL ADDITIONS shall mean the sum of the amounts allocated to a Participant's Account for any Plan Year for all qualified defined contribution plans (or, after December 31, 1985, a welfare benefit fund as defined in Code Sec. 419(e)) of the Employer, of:

          1.     Employer  contributions;

          2.     Forfeitures;  and

          3. The amount of Employee contributions to any plan of the Employer.

     Amounts allocated after March 31, 1984 to an individual medical account, as defined in Code Sec. 415(l)(2), which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan for the purpose of calculating compliance with Sec.4.4(B)(1). Also, amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date, which are attributable to postretirement medical benefits allocated to the separate account of a Key Employee as defined in Code Sec. 419A(d)(3), under a welfare benefit fund as defined in Code Sec. 419(e), maintained by the Employer, are treated as Annual Additions to a defined contribution plan for the purpose of calculating compliance with Sec.4.4(B)(1).

     Employer and Employee contributions and Forfeitures allocated for a Plan Year shall be allocated as of the last day of such Plan Year (hereinafter called ALLOCATION DATE). An Employee contribution made within thirty (30) days after the end of the Plan Year shall relate to the prior Plan Year if the Employee so designates, otherwise such contribution shall relate to the Plan Year in which it is actually made. Rollovers and transfers from another qualified plan shall not be treated as Annual Additions.

     B.     Basic  Limitation.

     Notwithstanding any provision of the Plan to the contrary and subject to the adjustments hereinafter set forth, a Participant's Annual Additions to all qualified Plans of the Employer (including the Annual Additions attributable to all welfare benefit funds, as defined in Code Sec. 419(e), maintained by the Employer) shall in no event exceed the lesser of:

          1. Thirty thousand dollars ($30,000), adjusted in accordance with Code Sec. 415(d); or

          2. Twenty-five percent (25%) of the Participant's Compensation paid during the Plan Year.

     The new dollar limitation established by the Secretary of Treasury or his delegate pursuant to Code Sec. 415(d) shall become effective on January 1 of each calendar year beginning after December 31, 1987, and shall apply to Limitation Years ending with or within that calendar year.

     C.     Excess  Annual  Additions.

     If as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual Compensation, a reasonable error in determining the amount of Elective Deferrals that may be made with respect to any individual under the limits of Code Sec. 415, or under other limited facts and circumstances which the Commissioner of the Internal Revenue Service finds justify the availability of the rules set forth in this subsection, the Annual Additions under the terms of the Plan for a particular Participant would cause the limitation of Code Sec. 415 applicable to that Participant for the Limitation Year to be exceeded, the excess amounts shall not be deemed Annual Additions in that Limitation Year. The excess amounts in the Participant's Account shall be held unallocated in a Suspense Account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the Participants in the Plan. However, if the allocation or reallocation of the excess amounts pursuant to the provisions of the Plan causes the limitations of Code Sec. 415 to be exceeded with respect to each Plan Participant for the Limitation Year, then these amounts must be held unallocated in a Suspense Account. The excess amounts must be used to reduce Employer contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the Participants in the Plan. Excess amounts may not be distributed to Participants or former Participants. If a Suspense Account is in existence at any time during a particular Limitation Year, all amounts in the Suspense Account shall be allocated and reallocated to Participants' Accounts before any Employer contributions or Employee contributions may be made to the Plan for that Limitation Year.

     Notwithstanding the prior paragraph, Elective Deferrals may be returned to the extent that the distribution would reduce the excess amount (under Code Sec.
415) in the Participant's account. The gains attributable to the Elective Deferrals shall also be distributed. These distributed or returned amounts are disregarded for purposes of the ADP test calculating Excess Elective Deferrals.

     D.     Plans  Subject  to  Restriction.

     For the purpose of this section, all defined contribution plans of the Employer are to be treated as one defined contribution plan.

     E.     Controlled  Group  Inclusion.

     For the purpose of applying the limitations of this section, all plans maintained by any member of a commonly controlled group or affiliated service group under Code Sec. 414(b), (c) or (m), as modified by Code Sec. 415(h), and any other entity required to be aggregated with the Employer pursuant to regulations under Code Sec. 414(o), shall be considered as maintained by all of the members. A leased Employee shall be treated as an Employee of the Employer to the extent required by Code Sec. 414(n).

     F.     Limitation  Year.

     The measuring period or LIMITATION YEAR for applying the limitations set forth in this section shall be the same as the Plan Year, unless provided to the contrary in a written resolution of the Employer. The Compensation paid or made available to a Participant within a Plan Year shall be the Compensation used for purposes of applying the limitations of Code Sec. 415. In the event that the Limitation Year is changed, thereby creating a short Limitation Year, the short Limitation Year must be separately tested by multiplying the dollar limitation for the calendar year in which the Limitation Year ends by a fraction, the numerator of which is the number of months (including any fractional parts of a month) and the denominator of which is twelve (12).

     G.     Compensation.

     For the purpose of this section, the term COMPENSATION means wages, as defined in Code Sec. 3401(a), and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sec.Sec. 6041(d), 6051(a)(3), and 6502. Compensation shall be determined without regard to any rules under Code Sec. 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

     For Plan Years beginning after December 31, 1997, Compensation also includes i) the amount of an Employee's elective deferrals under Code Sec. 402(g)(3), and ii) amounts contributed or deferred under Code Sec. 125 or Code Sec. 457 by the Employer at the Employee's election which are not includible in the Employee's gross income. Compensation includes amounts which the Employee elects to defer under Code Sec.Sec. 402(e)(3), 402(h)(1)(B), 403(b) and 125.

     4.5     ALLOCATION  OF  INVESTMENT  GAINS  AND  LOSSES

     A. Participant accounts shall be individually directed. Except as otherwise provided, each Participant shall have the sole investment authority with respect to his Account. The Participant's investment directions with regard to his Account balance shall be carried out by the Trustee. The Trustee may require the investment directions to be in writing. The Trustee's execution of such direction shall be accomplished within a reasonable time period except that in no event shall a delay of forty-five (45) days or less be considered unreasonable.

     If directions received from a Participant are of a continuing nature, the Trustee shall act from time to time in accordance therewith. The Trustee shall assume that instructions once received shall remain in effect until reversed or modified, but in case of emergency, the Trustee may (but shall not be required to) act in the absence of a change in directions, and shall incur no liability in so acting. Each Participant agrees that by directing his own investments he accepts full and complete responsibility for the success or failure of his selections and agrees to hold the Employer, Administrator, Committee, Trustee and all fiduciaries of the Plan harmless from any liability, damage, cost or expense arising out of any matter concerning such Participant's selection of investments for his Account.

     The Committee may establish uniform and nondiscriminatory rules concerning the investments from which the Participant may choose, including (but not limited to) restricting investments to specific types of investment or particular investment pools or funds, restricting the frequency of investment decisions (or providing that Participants shall pay a reasonable administrative charge for carrying out some or all investment decisions) or requiring that investments be made in certain amounts or percentages (such as requiring that a Participant may invest in any of a number of specified funds, but that a specific percentage or uniform multiple of percentages must be invested in any fund in which the Participant takes part). The Committee may also establish uniform and nondiscriminatory rules concerning the procedures for making investments, including (but not limited to) requiring the use of a specific broker for the execution of security transactions, requiring the use of a specific agent for insurance purchases, restricting investments in deposit accounts to a specific bank, or restricting investments in a money market fund to a specific money market fund.

     The Committee may provide that Participants who do not want to individually direct their Account may participate in investments made by the Committee or an investment manager appointed by the Committee. If such a pooled fund is established, the Committee may establish uniform and nondiscriminatory rules concerning such pooled fund, including (but not limited to) when and how often Participants may transfer to or from the pooled account (or may provide that a Participant shall pay a reasonable administrative charge for transfers which occur other than on a specific date during the Plan Year).

     Although assets are generally individually directed, the Committee may make such investment decisions as are reasonable in order to administer the terms of the Plan. For example: the Committee may temporarily hold assets in a money market fund or other secure investment in connection with any sale and reinvestment directed by a Participant. Further, in the event that investments are restricted to specified investments or investment pools, and the Committee determines to change the specified investments or investment pools, the Committee may liquidate the existing specified investments or investment pools and hold the assets resulting from the liquidation in a money market fund or other secure investment, until Participants are given the right to direct investments with respect to the new specified investments or investment pools. Alternatively, the Committee may restrict Participants' ability to change investments for a period of time in order to facilitate the conversion to the new specified investments or investment pools. The Committee may exercise its discretion under this paragraph without the consent of, or notice to, Participants. However, once the Committee determines that Participants shall again have the right to make investment decisions with respect their Accounts, the Committee shall provide all Participants with reasonable notice of their new investment options.

     If a contribution is made to the Trust at a time when it cannot be determined who is to share in the contribution, the Committee shall invest the contribution. As soon as feasible following the determination of who is to share in the contribution, the Committee shall transfer the contribution, as adjusted for earnings or losses, to the investment control of the appropriate Participants.

     B. The Trustee on its own initiative or on instructions from the Committee may (but shall not be required to) refuse to carry out any investment direction which the Trustee determines:

          1.     Subjects  the  Plan  to  the  possibility  of disqualification;

          2.     Constitutes  a  prohibited  transaction;

          3.     Subjects  the  Trust  to  any  tax;

          4.     Contravenes  the  provision  of  any  law;

          5.     Constitutes  investment  in  a  collectible;  or

          6. Would be administratively difficult or unfeasible to carry out, or which would result in the Plan's holding assets which are administratively difficult or unfeasible to hold.

     C. All gains, income or losses of the Trust shall be allocated separately and continuously to such Participant's Account based on the performance of the investments of that Account. Trust expenses not attributable to specific Accounts shall be allocated to all Accounts in proportion to the relative value of the Accounts as of the first day of the Plan Year. Any separate expenses occasioned by the existence of an Account shall be separately borne by such Account. Assets in Accounts need not be valued. However, if they are not valued, any statement of Account balance given to the Participant shall inform the Participant of the assets held for him in such Account. Any taxes or penalties resulting from an investment held in an Account shall be allocated to such Account.

     D. In the event that assets are distributed in kind and the Plan is obligated to value the assets for reporting purposes, the costs of such valuation shall be charged to the Account, or if the Account has been distributed, paid by the Participant.

     4.6     ALLOCATION  OF  FORFEITURES

     A. The amount of any Forfeitures reallocated for a Plan Year shall increase the allocations to Participants. The Forfeitures shall be allocated to Participants who received (or would have received if an Employer contribution had been made) an allocation of Employer Discretionary Contributions for the Plan Year during which the Forfeitures are reallocated. Forfeitures shall be added to and allocated in the same manner as Employer contributions.

     Notwithstanding the above, Forfeitures from Matching Contribution Accounts shall reduce the Employer Matching Contribution for the year in which the Forfeiture occurs. If the Forfeitures exceed the amount of the required Employer Matching Contribution for a Plan Year, the excess shall reduce the amount of the required Employer Matching Contribution for the following Plan Year.

     B. A Forfeiture shall be allocated during the Plan Year in which the Forfeiture occurs, as determined pursuant to Sec.5.5. If a Forfeiture occurs as a result of five (5) consecutive One Year Breaks in Service, without the Participant's having Separated from Service, such Forfeiture shall be reallocated during the Plan Year following the Plan Year in which the fifth
(5th)  consecutive  One  Year  Break  in  Service  occurs.

     4.7     DATE  OF  ALLOCATION

     Employer contributions (including Forfeitures) shall be allocated to Participant Accounts as of the last day of the calendar quarter to which they relate.

     4.8     MULTIPLE  EMPLOYER  PARTICIPATION  ALLOCATIONS

     If more than one Employer (determined with reference to Code Sec. 414(b), (c), (m), (n) and (o)) participates in the Plan, Employer contributions and Forfeitures shall be allocated only to the Employees of the Employer to which the contributions and Forfeitures relate.

     4.9     MINIMUM  FUNDING  WAIVER

     The Employer, if unable to fund the contribution for any Plan Year to a Fixed Contribution Plan, may apply to the Internal Revenue Service for a waiver of the minimum funding standard account. If the waiver is approved, the Administrator shall proceed in the following manner:

     A. An adjusted Account balance, which is the Account balance that a Participant would have had if the amount waived had been contributed, shall be maintained for each Participant whose actual Account balance is less than his adjusted Account balance. This adjusted Account balance shall be maintained until each adjusted Account balance equals the corresponding actual Account balance.

     B. The excess of each affected Participant's adjusted Account balance over his actual Account balance shall be credited with five percent (5%) interest compounded annually.

     C. The Employer shall contribute each year, until each actual Account balance equals the corresponding adjusted Account balance, the level annual amount necessary to amortize the waived funding deficiency over a period of fifteen (15) Plan Years at the rate of five percent (5%) compounded annually. Such contributions shall be in addition to the required contribution for the current Plan Year. In each Plan Year after the year for which the waiver was granted, any Forfeitures that arise in such year shall be amortized over fifteen (15) Plan Years at the rate of five percent (5%) compounded annually. This defines a series of level annual amounts which shall be used to reduce the required contribution. Such amortizations of the waived amount and the Forfeitures shall apply only until each actual Account balance equals the corresponding adjusted Account balance. Discretionary larger contributions, in addition to the required contribution, can be made in any given Plan Year but may not exceed the then-remaining under-funded amount (the sum of the adjusted Account balances minus the total Plan assets).

     D. The waiver payments, adjusted for Forfeitures, shall be allocated immediately to the actual Account balance of each affected Participant. The adjusted Account balance of an affected Participant may exceed that Participant's actual Account balance. The waiver payment for a given Plan Year is allocated to an affected Participant by using a fraction the numerator of which equals the amount of the adjusted Account balance in the year in question, and the denominator of which equals the sum of such amounts for all Participants. The fraction is then multiplied by the waiver payment.

     E. Distributions from the Plan shall be limited to the Participant's non-forfeitable portion of his actual Account balance. Therefore, such Participants shall receive subsequent distributions derived from future waiver payments, adjusted for Forfeitures.

                               ARTICLE 5 - VESTING

     5.1     APPLICATION  OF  VESTING  SCHEDULE

     A Participant's vested interest is his claim to a Plan benefit which is unconditional and legally enforceable against the Plan. The vesting schedule set forth in Sec.5.2 shall apply to the payment of severance benefits only. Retirement benefits payable upon or after attainment of Normal Retirement Age and death benefits shall be one hundred percent (100%) vested. The interest of a Participant in a Special Account shall be one hundred percent (100%) vested. Disability benefits shall vest in accordance with Sec.3.3.

     5.2     VESTING  SCHEDULE

     Separate accounts for Elective Deferrals, Qualified Non-Elective Contributions, Employee Contributions, Matching Contributions, and Qualified Matching Contributions shall be maintained for each Participant. Each Account shall be credited with the applicable contributions and earnings thereon. The Participant's Accounts derived from Elective Deferrals, Qualified Non-Elective Contributions, Employee Contributions, and Qualified Matching Contributions are non-forfeitable.

     Other  Accounts  shall  vest  as  follows:

     A. The interest of each Participant in his Matching Contribution Account and Discretionary Contribution Account shall vest twenty percent (20%) upon the completion of each Year of Vesting Service, up to a maximum of one hundred percent (100%).

     B. For any Plan Year for which the Plan is a Top-Heavy Plan, the vested interest of each Participant in his Employer Contribution Account shall be no less than twenty percent (20%) upon the completion of two (2) Years of Vesting Service, and an additional twenty percent (20%) on the completion of each additional Year of Vesting Service up to a maximum of one hundred percent (100%).

     5.3     YEARS  OF  VESTING  SERVICE  EXCLUDED

     A. Except as set forth below, all of a Participant's Years of Vesting Service shall be taken into account in determining Years of Vesting Service for purposes of Sec.5.2.

     B. A Participant who does not have a vested interest in the Plan and incurs a Break in Service shall not have Years of Vesting Service prior to such Break in Service taken into account for the purpose of applying Sec.5.2 to post-break benefits, if the number of consecutive One Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Vesting Service prior to such Break in Service. Such aggregate number of Years of Vesting Service before such Break in Service shall be deemed not to include any Year of Vesting Service not required to be taken into account under this subsection by reason of any prior Break in Service.

     C. Years of Vesting Service before the first Plan Year to which Code Sec. 411 applies shall be disregarded if such service would have been disregarded under the rules of the Plan with regard to Breaks in Service in effect on the applicable date.

     D. All Years of Vesting Service following five (5) consecutive One Year Breaks in Service shall be disregarded for the purpose of applying Sec.5.2 to pre-break benefits.

     5.4     ELECTION  OF  OLD  VESTING  PROVISIONS

     Subject to Sec.13.6, a Plan amendment shall not reduce a Participant's vested percentage determined as of the later of the Date of Adoption or the effective date of the new vesting schedule. Furthermore, any Participant in the Plan as of the effective date of any amendment which directly or indirectly affects vesting, who has had three (3) Years of Vesting Service, may irrevocably elect to have his benefits vest under the Plan's old provisions. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where such language appears. Any change of the Plan from or to a Top-Heavy Plan shall be considered a Plan amendment for the purpose of this section. When the amendment affecting vesting is adopted, the Administrator shall notify each affected Participant of the availability of the election and provide a form on which to make the election. The Participant shall have the latest of the following dates within which to make the election:

     A. The date which is sixty (60) days after the Date of Adoption of the Plan amendment;

     B. The date which is sixty (60) days after the Plan amendment is effective; or

     C. The date which is sixty (60) days after the date the Participant is issued written notice of the Plan amendment by the Administrator.

     If the Administrator fails to provide an opportunity for such an election, a Participant's vested percentage at any point in time shall be determined under the provision which produces the highest vesting.

     5.5     FORFEITURE  AND  RESTORATION

     A. The non-vested portion of a Participant's Employer Contribution Account shall be forfeited upon the earlier of:

          1. The day on which a Participant is paid (or is deemed to have been paid) the entire non-forfeitable portion of his Employer Contribution
Account  in  a  "cash-out"  described  in  Sec.5.6;  or

          2. The last day of the Plan Year in which the Participant incurs his fifth (5th) consecutive One Year Break in Service.

     B. If a Participant who has forfeited the non-vested portion of his Employer Contribution Account under subsection (A)(1) returns to service prior to incurring five consecutive One Year Breaks in Service, and if the Participant makes any repayment required by Sec.5.6 within the time period set forth therein, then the non-vested portion of his Account shall immediately be restored. Such restoration shall be funded (in the following order of priority): i) out of Forfeitures which would otherwise be reallocated in the year of restoration, ii) out of an Employer contribution made for the express purpose of restoring the benefit, or iii) out of investment gains for the Plan Year in which the restoration occurs.

     5.6     DISTRIBUTIONS  WHICH  CASH  OUT  AN  EMPLOYER  CONTRIBUTION ACCOUNT

     A. An Employer Contribution Account which is distributed shall be considered cashed out if the Participant is one hundred percent (100%) vested, or in the case of a Participant who is not one hundred percent (100%) vested, if:

          1. The distribution consists of the Participant's entire non-forfeitable benefit derived from Employer contributions;

          2. The value of the Participant's entire non-forfeitable benefit is not in excess of five thousand dollars ($5,000), or the Participant elects (with the consent of his Spouse, if required, pursuant to a Qualified Election) the distribution.

          3.     The  distribution is made no later than the close of the second
(2nd) Plan Year following the Plan Year in which the Participant terminated active participation in the Plan.

Participant who has no non-forfeitable interest in the Plan attributable to Employer contributions shall be considered to have received a distribution of such zero benefit upon Separation from Service.

     If Sec.6.5 is applicable, then notwithstanding subsection (A)(2), no lump-sum distribution shall be made, regardless of the amount, after the Annuity Starting Date unless the Employee and his Spouse (or the Employee's Surviving Spouse) consent in writing to such distribution. The Spouse's consent must be made pursuant to a Qualified Election.

     B. If the Participant receives or is deemed to receive a distribution, the Employee is reemployed and repays within the time period set forth herein to the Trust the total of the amount distributed to him, the amount restored pursuant to Sec.5.5 shall be added to the amount repaid and shall again be treated as an Employer Contribution Account. The repayment referenced above must be made: i) in the case of a withdrawal on account of Separation from Service, before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer, or the close of the first period of five (5) consecutive One Year Breaks in Service commencing after the withdrawal; or ii) in the case of any other withdrawal, five (5) years after the date of the withdrawal.

     C. For distributions made prior to October 17, 2000 for the purpose of any section of the Plan which utilizes or makes reference to amounts equal to, above or below five thousand dollars ($5,000), a Participant's vested account balance shall be considered to be over five thousand dollars ($5,000) if it is in excess of that amount at the time of the distribution or at the time of any prior distribution.

     5.7     DISTRIBUTIONS  WHICH  DO  NOT  CASH  OUT  AN  EMPLOYER CONTRIBUTION
ACCOUNT

     A. This section shall apply to any distribution made: i) to a Participant who is not one hundred percent (100%) vested in his Employer Contribution Accounts; ii) prior to five (5) consecutive One Year Breaks in Service; and iii) which does not qualify as a cash-out under Sec.5.6(A).

     B. If a distribution to which this section applies is made and the Participant continues employment or is reemployed prior to incurring five (5) consecutive One Year Breaks in Service, the vested portion of the Participant's Account (which shall be denominated a Holding Account) shall be equal to an amount (X) determined by the formula X = P (HA + (R x D)) (R x D). For purposes of applying the formula: P is the vested percentage (determined pursuant to Sec.5.2) at the time of computation; HA is the balance in the Holding Account at the time of computation; D is the amount of the distribution; and R is the ratio of the balance in the Holding Account at the time of computation to the Employer Contribution Account balance after distribution. With the exception of the special vesting formula, the Holding Account shall be treated in the same manner as all other Employer Contribution Accounts.

     5.8     NO  DUPLICATIONS  OF  BENEFITS

     Notwithstanding any provision of this Plan to the contrary, in no event shall a Participant receive a distribution which duplicates benefits previously distributed to him.

     5.9     NON-COVERED  SERVICE

     If a Participant ceases to be an Active Participant because of a transfer to non-covered service or because of the exclusion of his type of service from eligibility under the Plan, but he continues in the employ of the Employer, he shall continue to vest in his Account balance in accordance with the provisions of the Plan, notwithstanding his being in non-covered service.

     5.10     NO  DIVESTMENT  FOR  CAUSE

     A Participant shall not forfeit any benefit to which he would otherwise be entitled on the basis of any illegal, immoral or improper conduct.

     5.11     RETURN  FOLLOWING  DISABILITY

     If a Participant is determined to have suffered a Disability and later returns to participation, any benefits subsequently earned shall vest without reference to the earlier determination of Disability. If a Participant is determined to have suffered a Disability and returns to service prior to the payment of his entire Account balance, the acceleration of vesting on account of Disability shall be reversed to the extent possible and the vested percentage of the unpaid Account balance shall be determined in accordance with Sec.5.2 or 5.7.

     5.12     INABILITY  TO  LOCATE  PARTICIPANT  OR  BENEFICIARY

     A. If a benefit is payable from the Plan: i) because it does not exceed five thousand dollars ($5,000), ii) because it is required to be distributed under Sec.6.12, iii) because the Participant has attained the later of age sixty-two (62) or Normal Retirement Age, or iv) because appropriate consents to distribution have been obtained, and the Participant or Beneficiary to whom payment is due cannot be found, the benefit shall be forfeited. However, the benefit shall be reinstated if a claim is made by the Participant or Beneficiary for the forfeited benefit.

     B. A benefit shall be forfeited on the date before the day on which the benefit would be lost by reason of escheat under applicable state law.

     C. If a benefit is not payable from the Plan, the Participant or Beneficiary cannot be found, and the Plan is terminated, then the Participant's or Beneficiary's benefit may be paid as follows:

          1. The benefit may be placed in a Federally insured deposit account under the name and Social Security number of the Participant or Beneficiary;

          2. A joint and survivor annuity contract may be purchased by the Plan in the name of the Participant or Beneficiary; or

          3. The benefit may be distributed to the Employer, provided that the Employer agrees to reinstate the benefit if a claim is made by the Participant or Beneficiary.

                         ARTICLE 6 - PAYMENT OF BENEFITS

     6.1     SOURCE  OF  PAYMENT

     All benefits under the Plan shall be distributed solely from the Trust. The Employer shall have no responsibility or liability therefor.

     6.2     AMOUNT  OF  BENEFIT

     A. The benefit due to a Participant or his Beneficiary shall be the amount provided under Article 3 or the Actuarial Equivalent thereof, plus any amount contained in a Special Account.

     B. A benefit shall be deemed paid to the extent that money or other property (including an insurance contract) has been transferred to the Participant or his Beneficiary. Benefits shall be paid in money or property at the option of the Participant. Except for i) distributions on account of the termination of the Plan, ii) assets held in individually directed accounts, or
iii) assets held in segregated investment accounts, property which may be distributed from the Plan is cash, an insurance policy or an annuity contract. Assets held in individually directed accounts or other segregated investment accounts shall be distributed as they are held at the time of distribution. The date of valuation and the fair market value of any property distributed shall be determined by the Committee. An annuity contract purchased by the Plan and distributed to a Participant must comply with the rules set forth in Sec.Sec.6.3, 6.4, 6.5 and 6.6 as they would apply if the benefits were paid directly by the Plan.

     6.3     WHEN  PAYMENT  OF  BENEFITS  BEGINS

     A. Subject to Sec.Sec.6.5 and 6.12, Payments shall be made at the time determined in accordance with this section, Sec.6.7 (Late Retirement), Sec.12.5 (termination or freeze of the Plan), or Sec.13.5(B) (Qualified Domestic Relations Order).

     Payments shall commence at the Participant's election as soon as administratively feasible after the Participant's Separation from Service.

     Notwithstanding the above, if the Participant's vested Account balance is not in excess of five thousand dollars ($5,000), the Plan shall pay such benefit as soon as administratively feasible after the Participant's Separation from Service.

     B. Notwithstanding subsection (A), the payment of benefits shall begin no later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following occurs:

          1. The Participant attains the earlier of age sixty-five (65) or his Normal Retirement Age;

          2. The Participant reaches the tenth (10th) anniversary of the year his participation commenced; or

          3.     The  Participant  Separates  from  Service.

     Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is Immediately Distributable, within the meaning of Sec. 6.5(F), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

     C. Notwithstanding subsection (B), a Participant with a vested Account balance in excess of five thousand dollars ($5,000) may elect to defer the payment of benefits beyond the time set forth in subsection (B) by submitting to the Administrator a written statement signed by the Participant setting forth the date on which the payment of the benefits shall begin and the form of the benefit. This date shall not be a date beyond the life expectancy of the Participant as of the date the benefit would otherwise have been required to commence under subsection (B). The form shall comply with the requirements of Sec.6.4.

     D. Benefits shall be paid only on account of the attainment of Normal Retirement Age, death, Disability, Separation from Service of the Participant, on account of the termination or partial termination of the Plan, on account of the freezing of the Plan, under a Qualified Domestic Relations Order or as required by Sec.6.12.

     6.4     FORM  OF  PAYMENT

     A. Subject to Sec.Sec.6.5 and 6.12, a Participant (or the Participant's Beneficiary in the case of a death benefit) may elect in writing that benefits will be paid only in the form of a single sum.

     B. A Participant may sign a designation of Beneficiary form which sets forth the form in which a death benefit may be paid and which specifies that the form of death benefit may not be changed by the Beneficiary. In such event the form of death benefit shall be paid as set forth by the Participant. Otherwise, the Beneficiary may elect any form which complies with the other requirements of this section. An election by a Beneficiary hereunder shall override any spousal designation of form as described in Sec.6.5(D)(3).

     C. Whenever benefits have commenced as an installment payout, a Participant may elect to vary the amount or rate of payment to any amount or rate which will comply with the requirements of this Article.

     6.5     JOINT  AND  SURVIVOR  ANNUITY  REQUIREMENTS

     A. If this Plan is a Discretionary Contribution Plan, this section shall only apply to a Participant to the extent that a portion of the Participant's Account balance is attributable to benefits transferred from a defined benefit pension plan, money purchase pension plan, target benefit plan, stock bonus plan, or a profit sharing plan which would otherwise provide for a life annuity form of payment to the Participant. In addition, if this Plan is a Discretionary Contribution Plan, this section shall apply to all benefits hereunder if benefits under this Plan are offset under a plan which is subject to the requirements of Code Sec.Sec. 401(a)(11) and 417. The provisions of this section shall apply notwithstanding any provision of the Plan to the contrary. The provisions of this section shall apply to any Participant who is credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984.

     B. Unless an optional form of benefit is selected pursuant to a Qualified Election within the ninety (90) day period ending on the Annuity Starting Date, a Participant's vested Accounts shall be paid in the form of a Qualified Joint and Survivor Annuity. The Participant may elect to have such annuity distributed upon attainment of the Earliest Retirement Age under the Plan.

     C. Unless an optional form of benefit is selected within the Election Period pursuant to a Qualified Election, if a Participant dies before the annuity starting date and if the Participant and the Participant's Spouse have been married for a period of at least one (1) year at the date of the Participant's death, then an amount equal to no less than one hundred percent (100%) of the vested (prior to death) Account balance (including any proceeds from insurance contracts) shall be applied toward the purchase of an annuity for the life of the Surviving Spouse. The amount to be applied shall be taken proportionately from Employee and Employer contributions. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

     D. For the purpose of this section and Sec.6.6, the following definitions shall apply:

          1. ELECTION PERIOD: The period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. If a Participant Separates from Service prior to the first day of the Plan Year in which age thirty-five (35) is attained, the Election Period shall begin on the date of separation with respect to the Account balance as of the date of separation.

               WAIVER (PRE-AGE 35): A Participant who will not yet attain age thirty-five (35) as of the end of any current Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Sec.6.6. Qualified Preretirement Survivor Annuity coverage shall be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this Article.

          2. EARLIEST RETIREMENT AGE: The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

          3. QUALIFIED ELECTION: A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: i) the Participant's Spouse consents in writing to the election; ii) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); iii) the Spouse's consent acknowledges the effect of the election; and iv) the Spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, a waiver shall be deemed a Qualified Election.

               Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. A Spouse may not revoke a spousal consent without the written approval of the Participant. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Sec.6.6.

          4. QUALIFIED PRERETIREMENT SURVIVOR ANNUITY: The benefit described in subsection (C).

          5. SPOUSE (SURVIVING SPOUSE): The Spouse or Surviving Spouse of the Participant, as determined pursuant to the applicable state law, provided that a former Spouse shall be treated as the Spouse or Surviving Spouse and a current Spouse shall not be treated as a Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order as described in Code Sec. 414(p).

          6. ANNUITY STARTING DATE: i) the first day of the first period for which an amount is payable as an annuity, or ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit. However, the first day of the first period for which a benefit is to be received by reason of Disability shall be treated as the annuity starting date only if such benefit is not an auxiliary benefit.

          7. VESTED ACCOUNT BALANCE: The aggregate value of the Participant's vested Account balances derived from Employer and Employee contributions (including rollovers and the proceeds of insurance contracts, if any, on the Participant's life).

     E. Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous provisions of this section, must be given the opportunity to elect to have the provisions of this section apply if such Participant is credited with at least one (1) Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten
(10)  Years  of  Vesting  Service  when  he  Separated  from  Service.

     F. If the Participant's vested Account balance i) does not exceed five thousand dollars ($5,000) and ii) is paid before the Annuity Starting Date, the Plan shall distribute such amount prior to the Annuity Starting Date without the requirement of the consent of the Participant or the Participant's Spouse.

          If the value of a Participant's vested Account balance derived from Employer and Employee contributions exceeds (or at the time of any prior distribution, exceeded) five thousand dollars ($5,000) and the Account balance is Immediately Distributable, or if payment is made after the Annuity Starting Date, the Participant and the Participant's Spouse (or if either the

Participant or the Spouse has died, the survivor) must consent to any distribution of such Account balance. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the ninety (90) day period ending on the Annuity Starting Date. The Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Account balance is no longer Immediately Distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Sec. 417(a)(3), and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date.

          Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Account balance is Immediately Distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Sec. 401(a)(9) or 415.

          An Account balance is IMMEDIATELY DISTRIBUTABLE if any part of the Account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age sixty-two (62).

     6.6     NOTICE  AND  ELECTION  REQUIREMENTS

     A. In the case of a Qualified Joint and Survivor Annuity, the Administrator shall no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date provide each Participant a written explanation of: i) the terms and conditions of a Qualified Joint and Survivor Annuity; ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit; iii) the rights of a Participant's Spouse; and iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

     B. In the case of a Qualified Preretirement Survivor Annuity, the Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of subsection (A) applicable to a Qualified Joint and Survivor Annuity.

     The applicable period for a Participant is whichever of the following periods ends last: i) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35); ii) a reasonable period ending after the individual becomes a Participant; and iii) a reasonable period ending after this section first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after Separation from Service in the case of a Participant who Separates from Service before attaining age thirty-five (35).

     For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii) and (iii) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who Separates from Service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be re-determined.

     Notwithstanding the prior paragraph, elective deferrals (within the meaning of Code Sec. 402(g)(3)) may be returned to the extent that the distribution would reduce the excess amount (under Code Sec. 415) in the Participant's account.

     C. A distribution may commence less than thirty (30) days after the notice required under Sec.6.6(A) is given, provided that:

          1. The Plan Administrator clearly informs the Participant that the Participant has the right to a period of at least thirty (30) days after receiving the notice to consent to a form of distribution other than a Qualified Joint and Survivor Annuity;

          2. The Participant affirmatively elects a form of distribution and the spouse consents to that form of distribution (if necessary);

          3. The Participant is permitted to revoke an affirmative distribution until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven (7) day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant (which right is afforded to the Participant by the Plan);

          4. The Annuity Starting Date is after the date that the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant. However, the Annuity Starting Date may be before the date that any affirmative distribution election is permitted and before the date that the distribution is permitted to commence under subsection 6.11; and

          5. Distribution in accordance with the affirmative election does not commence before the expiration of the seven (7) day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant.

     6.7     LATE  RETIREMENT

     Distributions may be made to a Participant who has reached Normal Retirement Age, but has not Separated from Service. A Participant whose employment extends beyond Normal Retirement Age shall continue to participate and share in allocations under the Plan, even if distribution of benefits has commenced.

     6.8     SEGREGATED  INVESTMENT  OF  DEFERRED  DISTRIBUTIONS

     Where the distribution of benefits is deferred for a Participant: i) who has Separated from Service, ii) who has reached Normal Retirement Age, or iii) who is in a terminated or frozen plan, then: i) assets Actuarially Equivalent to such vested interest may, at the option of the Committee, be segregated and invested in an insured savings account or other secure investment or in such other form of investment as is mutually agreed to by the Participant (or Beneficiary) and the Committee, or ii) an undivided interest in the assets of the Trust equal to the Actuarial Equivalent of such vested interest may be set aside for the Participant's (or Beneficiary's) account, and he shall receive such sum as adjusted by the actual gains or losses attributable thereto. Notwithstanding any other provision of this Plan, the Participant's deferred benefit shall be the amount of the segregated assets plus the actual earnings thereon.

     6.9     DISTRIBUTIONS  TO  MINORS  OR  INCOMPETENTS

     If a benefit becomes payable to a minor or to a legally incompetent person, the Committee may direct the Trustee that payment be made for the benefit of such person directly to such person or to his legal representative or to a near relative of such person, or that the Trustee shall use the benefit payments directly for the support, maintenance or education of such person. The Trustee shall not be required to monitor the application by any third party of any distributions and shall not be responsible for any misapplication.

     6.10          DISPUTES  AS  TO  PROPER  RECIPIENT

     If a dispute arises or seems reasonably possible to arise as to the proper recipient of any payment, the Administrator may withhold or cause to be withheld such payment until the dispute shall have been settled by the parties concerned, shall have been determined in accordance with Sec.11.11, or shall have been settled in an interpleader action.

     6.11     TRANSFERS  TO  ANOTHER  QUALIFIED  PLAN

     A.     The  Committee  may,  subject only to the requirements of subsection
(C) and Sec.12.6, direct the Trustee to transfer all or any part of the Accounts of any Participant hereunder to another qualified plan. Such transfer shall not be deemed a benefit payment subject to Sec.6.3(D) if subsection (C)(1) is applicable. However, such transfer may be made in lieu of a benefit payment to which a Participant has become entitled. Upon transfer, the liability of the Plan to the Participant shall be reduced by the liability assumed by the transferee plan.

     B. The Employer may, subject only to the requirements of subsection (C) and Sec.12.6, direct the Trustee to transfer to another qualified plan the Accounts of some or all of the Participants hereunder as part of a merger or spinoff in which the Plan is involved. Such transfers shall not be deemed benefit payments subject to Sec.6.3(D) if subsection (C)(1) is applicable. Upon transfer, the liability of the Plan to a Participant shall be reduced by the liability assumed by the transferee plan.

     C. A transfer of a Participant's benefits between qualified plans shall be made only if either:

          1. The transferee plan provides for the protection of Code Sec. 411(d)(6) protected benefits. The defined benefit feature under a defined benefit plan and the separate account feature under a defined contribution plan are Code Sec. 411(d)(6) protected benefits, or

          2. A voluntary election is obtained which meets all of the following requirements:

               a. The Participant makes a fully informed election to transfer the benefits to another plan;

               b. The spousal consent and notice requirements of Sec.Sec.6.5 and 6.6 (if applicable) are met with respect to the transfer of benefits;

               c. The Participant whose benefits are transferred is eligible under the terms of the Plan to receive an immediate distribution from the Plan;

               d. The Participant has an alternative that retains such Participant's Code Sec. 411(d)(6) protected benefits;

               e. The amount transferred is equal to the Participant's entire non forfeitable benefit; and

               f. The Participant is fully vested in the transferred benefit in the transferee plan. In a transfer from a defined contribution to a defined benefit plan, the defined benefit plan must provide a minimum benefit for each Participant whose benefits are transferred, equal to the benefit, expressed as an annuity payable at Normal Retirement Age, that is derived solely on the basis of the amount transferred with respect to such Participant.

     D. This subsection applies to distributions made on or after January 1, 1993. Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee's election under this subsection, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          1. An ELIGIBLE ROLLOVER DISTRIBUTION is any distribution of all or any portion of the balance to the credit of the distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Sec. 401(a)(9); any hardship distribution described in Sec.1.63; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          2. An eligible retirement plan is an individual retirement account described in Code Sec. 408(a), an individual retirement annuity described in Code Sec. 408(b), an annuity plan described in Code Sec. 403(a), or a qualified trust described in Code Sec. 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          3. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in Code Sec.
414(p), are distributees with regard to the interest of the spouse or former spouse.

          4. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

          5. A distribution may commence less than thirty (30) days after the notice required under Income Tax Regulations Sec. 1.411(a)-11(c) is given, provided that:

               a. The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

               b. The Participant, after receiving the notice, affirmatively elects a distribution.

     6.12     REQUIRED  DISTRIBUTIONS

     A. The requirements of this section shall apply to any distribution of a Participant's interest and shall take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this section apply to calendar years beginning after December 31, 1984.

     All distributions required under this section shall be determined and made in accordance with the Proposed Income Tax Regulations under Code Sec. 401(a)(9), including the minimum distribution incidental benefit requirement of Sec. 1.401(a)(9)-2 of the regulations.

     B. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

     C. Required distributions shall be in a form that complies with Sec.Sec.6.5 and 6.6 (Joint and Survivor Annuity Requirements). As of the first Distribution Calendar Year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

          1.     The  life  of  the  Participant;

          2.     The  life  of  the  Participant  and  a Designated Beneficiary;

          3. A period certain not extending beyond the Life Expectancy of the Participant; or

          4. A period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

     D. If the Participant's interest is to be distributed in other than a single sum, the following minimum-distribution rules shall apply on or after the Required Beginning Date:

          1. If a Participant's benefit is to be distributed over i) a period not extending beyond the Life Expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary, or ii) a period not extending beyond the Life Expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's benefit by the Applicable Life Expectancy.

          2. For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

          3. For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year, shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of i) the Applicable Life Expectancy or ii) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q & A-4 of Sec. 1.401(a)(9)-2 of the Proposed Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in subsection (D)(1) as the relevant divisor without regard to Regulations Sec. 1.401(a)(9)-2.

          4. The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

          5. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Sec. 401(a)(9) and the regulations thereunder.

     E. If the Participant dies after distribution of his interest has begun, the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

     If the Participant dies before distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below.

          1. If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain no greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

          2. If the Designated Beneficiary is the Participant's Surviving Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of i) December 31 of the calendar year immediately following the calendar year in which the Participant died or ii) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 ).

          If  the  Participant  has  not made an election pursuant to subsection
(E)(2) by the time of his death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of i) December 31 of the calendar year in which distributions would be required to begin under this section or ii) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

          3. For purposes of subsection (E)(2), if the Surviving Spouse dies after the Participant but before payments to such Spouse begin, the provisions of subsection (E), with the exception of subsection (E)(2), shall be applied as if the Surviving Spouse were the Participant.

          4. For purposes of subsection (E), any amount paid to a child of the Participant shall be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

          5. For purposes of subsection (E), distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date or, if subsection (E)(3) is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to subsection (E)(2). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

     F.     Definitions.

          1. APPLICABLE LIFE EXPECTANCY means the Life Expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the Applicable Calendar Year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as recalculated. The APPLICABLE CALENDAR YEAR shall be the first Distribution Calendar Year, and if Life
Expectancy  is  being  recalculated,  such  succeeding  calendar  year.

          2. DISTRIBUTION CALENDAR YEAR means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to subsection (E).

          3. LIFE EXPECTANCY. Life Expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Sec. 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in subsection
(E)(2), by the time distributions are required to begin, Life Expectancies shall not be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The Life Expectancy of a non-spouse beneficiary may not be recalculated.

          4. PARTICIPANT'S BENEFIT means the Account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (VALUATION CALENDAR YEAR), increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the Valuation Calendar Year after the valuation date, and decreased by distributions made in the Valuation Calendar Year after the valuation date. However, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

          5.     REQUIRED  BEGINNING  DATE  means:

               a. The Required Beginning Date of a Participant is the April 1 of the calendar year following the later of i) the calendar year in which the Participant attains age seventy and one-half (70 ), or ii) the calendar year in which the Employee retires. Clause (ii) shall not apply in the case of an Employee who is a five percent (5%) owner.

               b. The Required Beginning Date of a Participant who attains age seventy and one-half (70 ) before January 1, 1988 shall be determined in accordance with (1) and (2) below.

                    (1) Non-five percent (5%) owners. The Required Beginning Date of a Participant who is not a five percent (5%) owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age seventy and one-half (70 ) occurs.

                    (2) Five percent (5%) owners. The Required Beginning Date of a Participant who is a five percent (5%) owner during any year beginning after December 31, 1979 is the first day of April following the later of:

                         (a)     The  calendar  year  in  which  the Participant
attains  age  seventy  and  one-half  (70  ),  or

                         (b)     The earlier of the calendar year with or within
which ends the Plan Year in which the Participant becomes a five percent (5%) owner, or the calendar year in which the Participant retires.

The Required Beginning Date of a Participant who is not a five percent (5%) owner who attains age seventy and one-half (70 ) during 1988 and who has not retired as of January 1, 1989 is April 1, 1990.

               c. A Participant is treated as a five percent (5%) owner for purposes of this section if such Participant is a five percent (5%) owner as defined in Code Sec. 416(i) determined i) with respect to the Plan Year ending in the calendar year in which the Employee attains age seventy and one-half (70 ) for purposes of Sec.6.12(F)(5)(a), and ii) in accordance with Code Sec. 416 but without regard to whether the Plan is a Top-Heavy Plan) at any time during the Plan Year ending with or within the calendar year in which such owner attains age sixty-six and one-half (66 ) or any subsequent Plan Year for purposes of Sec.6.12(F)(5)(b).

               d. Once distributions have begun to a five percent (5%) owner under this section, they must continue to be distributed, even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

     G.     Transitional  Rule.

          1. Notwithstanding the other requirements of this section and subject to the requirements of Sec.6.5, distribution on behalf of any employee, including a five percent (5%) owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

               a. The distribution by the Trust is one which would not have disqualified such Trust under Code Sec. 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

               b. The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by the Beneficiary of such Employee.

               c. Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

               d. The Employee had accrued a benefit under the Plan as of December 31, 1983.

               e. The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution shall commence, the period over which distributions shall be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

          2. A distribution upon death shall not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

          3. For any distribution which commences before January 1, 1984 but continues after December 31, 1983, the Employee or the Beneficiary to whom such distribution is being made shall be presumed to have designated the method of distribution under which the distribution is being made, if the method of distribution was specified in writing and the distribution satisfies the requirements in subsection (G)(1)(a) and (e).

          4. If a designation is revoked, any subsequent distribution must satisfy the requirements of Code Sec. 401(a)(9) and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Sec. 401(a)(9) and the regulations thereunder, but for the Sec. 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum-distribution incidental benefit requirements in Sec. 1.401(9)-2 of the Proposed Income Tax Regulations. Any changes in the designation shall be considered to be a revocation of the designation. However, the mere substitution or addition of another Designated Beneficiary (one not named in the designation) under the designation shall not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q & A J-2 and Q & A J-3 of Sec. 1.401(a)(9) of the Proposed Income Tax Regulations shall apply.

     H.     Elimination  of  Certain  Optional  Forms  of  Benefit.

     Notwithstanding Sec.12.1(C), an amendment eliminating the right of a Participant who was not a five percent (5%) owner to receive distributions by April 1 of the calendar year in which the Participant turned age seventy and one-half (70 ), without regard to the time of retirement, shall be given full effect. However, the elimination of such optional form of benefit shall apply only to Participants who attain age seventy and one-half (70 ) after the later of December 31, 1998, or the adoption date of the amendment. This subsection shall apply only to amendments made no later than i) the last day of any remedial amendment period that applies to the Plan for changes under the Small Business Job Protection Act of 1996, or ii) December 31, 1998. This subsection applies only to amendments adopted after and effective after the publication in the Federal Register of final regulations permitting such an amendment.

     Notwithstanding the above, effective July 1, 2001 minimum required distributions shall not be required with respect to any Participant earlier than the April 1 following the year in which the Participant retires, if the Participant is not a Five Percent Owner. A Participant is a FIVE PERCENT OWNER if the Participant is a five percent owner under Sec. 1.42 at any time during the year in which the Participant attains age seventy and one-half (70 ). A Participant who is not required to receive a distribution by reason of addition of this Sec.6.12(H) to the Plan may nevertheless elect to receive a distribution to the extent that such distribution was required by the terms of the Plan prior to the addition of this Sec.6.12(H) to the extent of Participant's benefit attributable to contributions to the Plan made prior to the date of the addition of this Sec.6.12(H) to the Plan.

            ARTICLE 7 - SPECIAL PROVISIONS RELATING TO DEATH BENEFITS

     7.1     PAYMENTS  UPON  DEATH  OF  PARTICIPANT

     A. The death benefit payable pursuant to Sec.3.4 or the amount of any Retirement, Disability, severance benefit, or Special Account which is unpaid at the Participant's death shall be payable to the Participant's Designated Beneficiary.

     B. The Designated Beneficiary of a Participant who Separated from Service prior to death shall not be entitled to the one hundred percent (100%) vesting of the Account balance of the Participant. However, the Designated Beneficiary shall be entitled to such portion of the Participant's Account balance as was vested prior to death. Whenever a Participant or Beneficiary has commenced to receive a benefit the payment of which is contingent, in whole or in part, on the life of any individual, the death of that individual shall reduce the benefit payable in accordance with the terms of the life contingency. A benefit shall be deemed to have commenced upon the earlier of the date the first payment is made by the Plan (as opposed to received by the Participant or Beneficiary) or the date a payment to a life insurance company for an annuity contract becomes nonrefundable.

     7.2     DESIGNATED  BENEFICIARY

     A. Subject to Sec.6.5(C), if applicable, in the event the Participant has designated in writing a person to receive benefits in the event of his death, the Participant's Designated Beneficiary shall be the person so designated. However, if i) the Participant has been married for at least one
(1) year on the date of his death and ii) his Spouse has not consented to another Designated Beneficiary with a consent that complies with Sec.6.5(D)(3), then the Spouse shall be the Designated Beneficiary of all benefits provided under the Plan which are not subject to Code Sec.Sec. 401(a)(11) and 417.

     B. If no Beneficiary has been designated, or if no Designated Beneficiary survives the Participant, a Beneficiary shall be deemed designated in the following order of priority:

          1. The surviving Spouse of the Participant (determined without regard to the length of marriage);

          2. The children of the Participant in equal shares by right of representation; and

          3. The person or persons who would be the heirs of the Participant under the laws of the state of the Participant's residence at the time of death. The determination in a community property state shall be made in accordance with the law relating to the succession of separate property not acquired from a predeceased spouse.

     C. Notwithstanding any provision of the Plan to the contrary, in the event that a Participant's Spouse is entitled to a benefit under Sec.6.5(C) or under the provisions of any community property law, the Spouse shall be deemed the Participant's Designated Beneficiary to the extent of such benefit. Such benefit shall be payable in the following order of priority:

          1. Out of the benefit to which the Spouse would otherwise have been entitled under the Plan without regard to Sec.6.5 and without regard to such community property law; and then

          2. By proportionately decreasing the benefit to which any other Designated Beneficiary would have been entitled.

     D. A Participant shall in all events be the Designated Beneficiary of any community property interest in the Plan owned by his Spouse.

     E. The Administrator shall rely solely upon any Beneficiary designation as being wholly correct and valid and shall not question the validity or effect thereof.

     F. A Designated Beneficiary may disclaim all or any portion of the benefits under the Plan in favor of the Beneficiary in the next order of priority.

     7.3     DEATH  OF  BENEFICIARY

     A Surviving Spouse or other Beneficiary entitled to receive payments hereunder may designate, by executing a standardized form satisfactory to the Administrator, a further Beneficiary to receive any benefits that may be payable from the Surviving Spouse's other Beneficiary's share of the Participant's Account upon the death of such Spouse or other Beneficiary prior to the complete distribution thereof. A further designation of Beneficiary shall not, however, be given effect to the extent that the Participant has provided, in a designation of Beneficiary, for subsequent Beneficiaries. A Designated Beneficiary who is to receive benefits in the event another Designated
Beneficiary predeceases the Participant is not a subsequent beneficiary unless explicitly provided to the contrary in the designation.

                           ARTICLE 8 - LIFE INSURANCE

     8.1     COMMITTEE'S  POWER  TO  PURCHASE  LIFE  INSURANCE

     The Trustee, upon direction by a Participant, may invest that portion of the Account of the Participant which the Participant directs (subject to Sec.8.6) in a term, whole-life, or higher-premium form policy issued by a legal reserve life insurance company on said Participant's life. The Committee may override the decision of the Participant as long as it does so in a uniform and nondiscriminatory manner. The policy may be obtained from an insurance company or an existing policy may be purchased from the Participant or another person.

     8.2     POLICIES  AS  TRUST  ASSETS

     The rights and interests of any Participant on whose life a policy is issued shall not be expanded by any such investment except to the extent explicitly provided for by Sec.3.4. Any and all rights provided under a policy or permitted by the insurer shall be reserved to the Trustee as owner of the policy. The Trustee shall exercise the right to name and change the Beneficiary and/or the method of settlement in the policy. The Trustee shall be the named Beneficiary under the policy, and all rights under the policy shall be reserved to the Trustee. Upon the death of an insured, the Trustee shall utilize the proceeds of the policy to pay the Qualified Pre-retirement Survivor Annuity, if any. The balance of any proceeds shall be paid to the Participant's Beneficiary.

     8.3     PAYMENT  OF  PREMIUMS  AND  USE  OF  PROCEEDS

     The Trustee shall normally pay premiums on any policy subject hereto as such premiums fall due. The amount of such premiums shall be deducted from the Employer Contribution

Account of the Participant on whose life the policy is issued. Dividends or credits may be used in reduction of any such premium, may be applied in any other manner permitted by the insurance company, or may be taken in cash by the Trustee, as it may be instructed by the Committee from time to time, provided that such Participant for whose benefit the contract is held is given due credit in his Account for the amount of dividends or credits applicable to him.

     If at any time the Committee decides that the premium on any policy is not to be paid in cash from the Participant's Account, the Committee shall decide whether such premium is to be paid by policy loan (if the policy contains such a provision); by use of dividends or dividend accumulations, if any; or whether the policy is to be continued as a paid-up policy; or use is to be made of any extended insurance option available thereunder; or some other action is to be taken under the policy.

     8.4        DISTRIBUTION OF POLICIES UPON RETIREMENT OR SEVERANCE OF SERVICE

     Upon the Retirement of any Participant whose policy is held hereunder, or if the Trust should terminate and the assets thereof be distributed, the Trustee shall dispose of the policy. Thus, the Trustee shall be directed to convert such policy on or before the Retirement of each Participant to cash or an annuity, or to distribute the contract to the Participant. No portion of such policy may be used to continue life insurance protection beyond the Retirement of a Participant. In the event a separated Participant has not reached his Normal Retirement Age, the Trustee may continue to make premium payments on an undistributed policy (subject to Sec.8.6) until his Normal Retirement Age at which time the policy shall be disposed of as in the case of Retirement.

     8.5     INSURER  NOT  A  PARTY

     Any insurance company which shall issue a policy under this Plan shall not be a party to this Plan.

     8.6     MAXIMUM  AMOUNT  OF  INSURANCE

     A. The amount of insurance held by the Trustee on the life of any Participant shall be limited, in addition to any other limitations contained herein, as follows: The aggregate (cumulative) insurance premiums paid by the Trustee on behalf of any Participant for ordinary life insurance or a higher-premium form plus twice the aggregate (cumulative) premiums paid for term insurance shall be less than fifty percent (50%) of the total aggregate (cumulative) contributions and Forfeitures allocated on behalf of said
Participant. Ordinary life insurance contracts are contracts with both non-decreasing death benefits and non-increasing premiums. For the purpose of this subsection, any amounts rolled over to the Plan, transferred to the Plan from the plan of another employer, or transferred from a defined benefit plan of the Employer or affiliate (but no earnings thereon after rollover or transfer) shall be considered contributions. Any amount transferred from another defined contribution plan of the Employer or affiliate shall be considered contributions or Forfeitures only to the extent they would have been treated as such in the transferor plan.

     B. If this plan is a Discretionary Contribution Plan, the premium which may be paid shall be the greater of the amount determined under subsection (A) and the amount of Employer contributions which have accumulated in the plan for at least two (2) years.

     8.7     REPORTING  OF  PS-58  COST

     Each year the Employer shall report as additional income to each Participant the amount of term cost applicable to the life insurance of each such insured Participant.

                          ARTICLE 9 - SPECIAL ACCOUNTS

     9.1     TRANSFERS  TO  PLAN

     Subject to the provisions of this Article and with the consent of and on the terms and conditions established by the Committee, funds may be transferred to or held by the Plan by or for an Active Participant, which represent:

     A. Deductible voluntary contributions made for a calendar year prior to 1987;

     B. Nondeductible voluntary contributions made for a Plan Year beginning prior to January 1, 1987;

     C. Rollover contributions meeting the requirements for deferred taxation under Code Sec. 402(c), 403(a)(4), 408(d)(3), or 409(b)(3)(C); or

     D.     Direct  transfers  from  another  qualified  plan.

     9.2     MAINTENANCE  OF  SPECIAL  ACCOUNTS

     The Administrator shall maintain an Account in the name of each Participant on whose behalf funds are contributed or transferred to the Plan pursuant to Sec.9.1. A separate Account shall be maintained for each category of funds.

     9.3     GAINS  AND  LOSSES  ON  SPECIAL  ACCOUNTS

     A. At the option of the Committee, funds in Special Accounts shall either be invested with the general Trust assets (provided Accounts are not already individually directed) or in segregated investments. In the event the funds are invested with the general Trust assets, the Account shall be credited on the last day of the Plan Year or on the date of withdrawal, if earlier, with the same percentage of gains or losses as earned by the general Trust assets. In the event the funds are segregated, the Account shall be credited with the gains or losses attributable to the investments made with the funds in the Special Account.

     B. No portion of a deductible voluntary contribution Account shall be used to purchase life insurance. If deductible voluntary contributions or the earnings on them are used to purchase life insurance, the amount so used shall be treated as a distribution. The balance in a deductible voluntary contribution Account shall not be loaned to a Participant, and notwithstanding anything to the contrary contained in any general assignment of Plan benefits as security for a Plan loan, the Plan shall not take a security interest in such Account for a loan taken from other Plan assets.

     9.4     WITHDRAWALS  FROM  SPECIAL  ACCOUNTS

     A. Except for the amount in a deductible or nondeductible voluntary contribution Account, a rollover Account or a direct rollover Account, funds in Special Accounts shall be distributed only at a time permitted by Sec.6.3, in a form permitted by Sec.6.4. All distributions from Special Accounts shall comply with the requirements of Sec.Sec.6.5 and 6.6.

     B. Notwithstanding subsection A, to the extent that any optional form of benefit under this Plan permits a distribution before the earlier of i) an Employee's attainment of Normal Retirement Age, death or Separation from Service, and ii) Plan termination, the optional form of benefit is not available with respect to amounts transferred from a defined contribution pension plan (including earnings thereon), other than the portion of the transferred amount, if any, attributable to voluntary employee contributions or rollover contributions. For purposes of this paragraph, "amounts transferred" does not include amounts attributable to either i) a direct rollover or ii) an elective transfer within the meaning of Regulation Sec. 1.411(d)-4 Q&A 4(b).

     C. Upon the request of a Participant, the Committee shall pay to a Participant as soon as administratively feasible such part of the voluntary contribution Account, rollover Account or direct rollover Account, as the Participant requests to be paid.

     D. The Administrator shall determine whether and to what extent any distribution from the Plan is to be treated as having been made from a Participant's deductible voluntary contribution account. The Administrator shall have no obligation to minimize the tax consequences to the Participant of a specific ordering of distribution.

     E. If the Administrator determines that a contribution which was intended as a rollover contribution does not so qualify, the amount of such contribution and the earnings thereon shall be returned to the Employee as soon thereafter as reasonably practicable.

     F. A withdrawal from a Special Account shall have no effect upon Employer-provided Plan benefits.

     9.5     SPECIAL  RULES  RELATING  TO  TRANSFER  FROM OTHER RETIREMENT PLANS

     A. The Administrator shall require the Participant, as a condition of accepting a transfer from another plan, to provide sufficient information concerning the nature of the funds for tax purposes to enable the Administrator to advise the Participant of the tax consequences of any subsequent distribution.

     B. If i) the Employer maintains or maintained a qualified retirement plan with cash or deferred (Code Sec. 401(k)) features; ii) any of the assets of that plan are transferred to this Plan; and iii) the transfer was made for the purpose of complying with the restrictions on distributions from cash or deferred plans; then amounts attributable to elective contributions (including amounts treated as elective contributions) may not be distributed earlier than the occurrence of one of the following events:

          1. The Employee's retirement, death, Disability or Separation from Service;

          2. The termination of the Plan without establishment of a successor plan;

          3. The date of the sale or other disposition by a corporation to an unrelated corporation of substantially all of the assets used by such corporation in a trade or business of such corporation with respect to an employee who continues employment with the corporation acquiring such assets;

          4. The date of the sale or other disposition by a corporation of such corporation's interest in a subsidiary to an unrelated entity with respect to an Employee who continues employment with such subsidiary; or

          5.     The  Participant's  attainment  of  age fifty-nine and one-half
(59).

     C. In the event that a transfer was made to this Plan between January 30, 1986 and August 10, 1988, and the transferor plan did not comply with the provisions of Sec.6.11(C)(2), then this Plan shall preserve all Code Sec. 411(d)(6) protected benefits provided under the transferor plan with respect to the benefits transferred (with the sole exception of the defined benefit feature of a benefit under a defined benefit plan).

     D. In the event that a transfer (including a transfer incident to a plan merger) is made to the Plan on or after August 11, 1988, and the transferor plan did not comply with the provisions of Sec.6.11(C)(2), then this Plan shall preserve all Code Sec. 411(d)(6) protected benefits which were provided by the transferor plan with respect to the benefits transferred.

     9.6     COMMITTEE  ADMINISTRATIVE  RULES

     The Committee may adopt uniform and nondiscriminatory rules for the timing, form and amount of contributions to Special Accounts and may, at its option, permit Special Accounts by Employees who are not Active Participants in a uniform and nondiscriminatory manner.

     9.7     EXPENSES  ATTRIBUTABLE  TO  SPECIAL  ACCOUNTS

     Any expense specifically attributable to maintenance of a Special Account, to the extent not paid by the Employer, shall be paid by the Trustee from Plan assets. In such event, the Administrator shall charge the expense to the Special Account to which the expense is attributable.

              ARTICLE 10 - LOANS TO PARTICIPANTS AND BENEFICIARIES

     10.1     AVAILABILITY  OF  LOANS  TO  PARTICIPANTS  AND  BENEFICIARIES

     The Trustee shall, upon direction by the Committee, lend a Participant or Beneficiary who is a Party In Interest as defined in ERISA Sec. 3(14) the amount from the Trust fund to which he qualifies pursuant to Sec.10.2. No loan shall be made in an amount less than one thousand dollars ($1,000). The Participant is limited to two (2) outstanding loans at any given time.

     10.2     LOAN  PROCEDURE

     A. All loans shall be subject to the approval of the Committee which shall evaluate each application for a loan. An application for a loan shall be in writing on a form provided by the Plan. All loans shall be made on a reasonably equivalent basis to all persons eligible for such loans.

     B. Loans shall be approved or denied on the basis of the following factors:

          1.     Creditworthiness  of  the  loan  applicant.

          2. The amount and kind of security tendered to secure repayment of the loan. The collateral which the Committee may accept as security for a Participant loan shall not be limited, and may include mandatory payroll deductions.

          3.     Ability  of  the  loan  applicant  to  repay  the  loan.

          4. The ability of the Plan to secure repayment from the Participant's vested interest in the Plan without delay.

          5.     Repayment  history  on  previous  loans  taken  from  the Plan.

     C. In the event a payment is not made when due, the Committee shall inquire as to the reason for nonpayment. The Committee shall attempt to obtain voluntary repayment from the Participant or Beneficiary. In the event payment is more than six (6) months delinquent, the Committee shall consider the loan to be in default. If the Participant is unable to cure the default at that time, but is reasonably certain to be able to cure the default within six (6) months, the Committee may delay foreclosure on any security for the loan. If the Participant has the ability to repay but refuses to repay the loan, or it is not reasonably certain that a default can be cured within six (6) months, and in any event after twelve (12) months, the Committee shall proceed to foreclose on the security held for the loan in the following order of priority:

          1. That portion of the Participant's vested interest in the Plan which is capable of being distributed; and then

          2. Any other assets held as security for the loan (except that portion of the Participant's vested interest in the Plan which is not capable of being distributed).

     10.3     LOAN  PROVISIONS

     In addition to such rules and regulations as the Committee may adopt, all loans shall comply with the following terms and conditions:

     A. Each loan shall be adequately secured. Except as provided below or in the loan documents, each loan shall automatically and without the necessity of any further documentation be secured by one-half (1/2) of the Participant's vested interest in the Plan. A loan made after October 18, 1989 shall be secured by no more than one-half (1/2) of the Participant's vested interest in the Plan. Generally, loans made to Owner-Employees and Shareholder-Employees constitute prohibited transactions. A loan made to an Owner-Employee or to a Shareholder-Employee shall not be secured by the Participant's interest in the Plan despite any provision to the contrary in the loan documents. An OWNER-EMPLOYEE is an Employee who owns the entire interest in an unincorporated trade or business, or, in the case of a partnership, a partner who owns more than 10% of either the capital interest or profits interest in such partnership. SHAREHOLDER-EMPLOYEE is an employee or officer of a Subchapter S corporation as defined in Code Sec. 1379, as in effect on the day before the date of enactment of the Subchapter S Revision Act of 1982.

     The Plan may not offset the amount of any loan made after August 19, 1985 against benefits due to a Plan Participant unless the election and consent requirements of Sec.Sec.6.5 and 6.6, if applicable, are met. A consent that is obtained from the Participant's then Spouse, or from the Participant if the Participant is single, shall satisfy the consent requirements even though the Participant is married to a different Spouse at the time of the set-off. Such consent shall be obtained within the ninety (90) day period prior to the making of the loan. For purposes of calculating the Qualified Pre-retirement Survivor Annuity as defined in Sec.6.5, any security interest held by the Plan by reason of a loan outstanding to the Participant hereunder shall be taken into account and, if there is a default of the loan, then the Participant's non-forfeitable Accounts shall first be reduced by such security interest prior to calculating the Qualified Pre-retirement Survivor Annuity. A new consent shall be obtained if there is a change in the terms or conditions of the loan which increases the amount of the Account which is security for the loan. If less than one hundred percent (100%) of the Participant's vested Account balance is payable to the Surviving Spouse, then the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.

     B. Each loan shall bear a reasonable rate of interest. The interest rate charged shall be the prevailing rate charged by commercial lenders for a loan of similar duration, repayment terms, and security.

     C. Each loan shall be supported by the borrower's promissory note in the amount of the loan.

     D. Code Sec. 72 provides that a loan shall be treated as a taxable distribution, except:

          1. To the extent such loan does not exceed i) the lesser of fifty thousand dollars ($50,000) reduced by the highest outstanding balance of loans from the Plan or any plan of the Employer during the one (1) year period ending on the date the loan was made; ii) the greater of one-half (1/2) of the present value of the non-forfeitable accrued benefit of the Employees; or iii) ten thousand dollars ($10,000); and

          2. Such loan either i) by its terms is required to be repaid within five (5) years or ii) the loan was used to acquire any dwelling which within a reasonable time is to be used as the principal residence of the Participant; and

          1. Such loan provides for substantially level amortization (with payments not less frequently than quarterly) over the term of the loan.

     E. Loan repayments will be suspended under this Plan as permitted under Internal Revenue Code Sec. 414(u)(4).

     10.4     LOAN  DEFAULT  AS  DISTRIBUTABLE  EVENT

     If this Plan is a Discretionary Contribution Plan, the existence of a loan default shall be a distributable event. The Participant's vested interest in the Plan is capable of being distributed at any time for purposes of Sec.10.2(C)(1). This provision shall not apply to i) Elective Deferral Accounts or ii) Discretionary Contribution or Matching Contribution Accounts subject to the distribution restrictions of Sec.1.62.

     10.5     AUTHORITY  OF  COMMITTEE  TO  AMEND

     The Committee may amend the provisions of this Article by a separate document (such as a statement of loan procedures or a Summary Plan Description) which shall be considered to be part of the Plan document. The provisions of this Article shall apply only to the extent not inconsistent with any such separate document.

                     ARTICLE 11 - ADMINISTRATION OF THE PLAN

     11.1     COMMITTEE  APPOINTMENTS

     A. The Employer shall appoint a Committee of one or more Plan fiduciaries to be known as the Committee. Committee members shall serve at the pleasure of the Employer. Vacancies on the Committee arising by resignation, death, removal, or otherwise shall be filled by the Employer. In the event the Employer fails to appoint a Committee, the Employer shall be the Committee. The Employer shall have no responsibility for the operation and administration of the Plan unless and to the extent that it is the Committee or the Administrator. Committee members are "named fiduciaries" as defined in ERISA Sec. 402(a)(2).

     B. In the event that the Employer determines that i) a Committee member has or may have a conflict of interest with respect to a responsibility under the Plan; ii) a Committee member is unable to serve for a period of time or with respect to certain matters; or iii) if for any other reason the Employer desires to replace a Committee member for a period of time or with respect to a certain matter, the following rules shall apply:

          1. The Employer shall notify the current Committee member of the decision to replace him with a substitute fiduciary for the period of time or with respect to certain matters.

          2. The Employer shall select a person to assume the specified responsibilities of that Committee member. The Employer shall not be required to designate the same number of substitute fiduciaries as the number for which the substitutes will act. For example, a single substitute fiduciary may replace three Committee members.

          3. Upon acceptance of the delegation, the substitute fiduciary shall become a Committee member for all purposes of this Plan for the time or with respect to the matter for which he is appointed (whether or not the delegation specifically refers to the substitute as a Committee member).

          4. The substitute fiduciary shall be a named fiduciary under the terms of the Plan with respect to the time or with respect to the matter for which he is appointed including, if applicable, a named fiduciary with discretion to direct the Trustees as to the management and control of the assets of the Plan.

          5. The notifications and acceptances required hereunder may be oral or in writing.

     11.2     COMMITTEE  RESPONSIBILITY

     The Committee shall have the authority to control and manage the operation and administration of the Plan. The Committee shall have the discretionary authority to determine eligibility for benefits including the level of benefits and the discretionary authority to construe the terms of the Plan. The Committee shall make such rules, regulations, interpretations of the Plan, findings of fact, and computations, and shall take such other action to administer the Plan as the Committee deems appropriate. The Committee shall at all times discharge its duties in accordance with its fiduciary responsibilities.

     11.3     COMMITTEE  BUSINESS

     The Committee shall meet as often as necessary or desirable to carry out its obligations hereunder. Meetings may be called by the Employer or by any member of the Committee. The Secretary shall give each member of the Committee at least five (5) days' written notice of the time and place of meetings. Notice is waived by any member who attends a meeting or executes a waiver of notice. A majority of the Committee shall be necessary to constitute a quorum for the transaction of business at a meeting, and an action of the majority of the members present at any meeting at which there is a quorum shall constitute a valid Committee action. The Committee may also act by a majority of its members in writing without a meeting. A Secretary appointed by the Committee shall keep a record of its proceedings. A copy of said record shall be kept on file at the principal office of the Administrator of the Plan.

     11.4     COMMITTEE  MEMBERS  WHO  PARTICIPATE  IN  THE  PLAN

     A member of the Committee who is a Participant shall not vote on any questions relating specifically to himself if there are other Committee members available to vote who do not have the same conflict of interest.

     11.5     DESIGNATION  OF  A  FUNDING  POLICY

     The  Committee  shall  establish  a funding policy and method for the Plan.

     11.6 PROCEDURE BY WHICH THE COMMITTEE MAY ALLOCATE AND DELEGATE RESPONSIBILITIES

     The Committee may enter into contracts on behalf of the Plan and Trust for the provision of the services which the Plan may require in the normal course of its operation. The contracts shall constitute a delegation of fiduciary responsibility to the extent the duty being assumed is fiduciary in nature. A full-time Employee of the Employer shall not be eligible to receive any fees from the Plan.

     11.7     ADMINISTRATOR

     The Employer shall be the Administrator unless the Employer delegates that function to another entity in writing, and such entity accepts the delegation in writing.

     11.8     PARTICIPATING  EMPLOYER

     In the event an employer, other than the first-named Employer in Sec.1.7, adopts this Plan and thus becomes an Employer under the Plan, such Employer shall be deemed to have irrevocably appointed the first-named Employer in Sec.1.7 as its agent to appoint the Trustee and Committee members, to amend or terminate the Plan, and to take any other action which the Employer is required or permitted to take under the terms of this Plan.

     11.9     SERVICE  IN  MORE  THAN  ONE  CAPACITY

     Any  person  may  serve in more than one fiduciary capacity under the Plan.

     11.10     CONTRACTUAL  RIGHT  TO  CONTRIBUTION  AND  INDEMNITY

     Each fiduciary and service provider under the Plan shall have a contractual right to contribution and/or indemnity against each other fiduciary and service provider in accordance with the laws of the state described in Sec.13.10.

     11.11     CLAIMS  PROCEDURE

     A. A Participant (which term shall include the Participant's heirs and any person claiming benefits on account of a Participant) shall not have a legally enforceable right to benefits from the Plan until and unless the Participant has submitted a written claim therefor and has exhausted the administrative remedies set forth herein. The Administrator shall grant or deny a claim within ninety (90) days after the claim is filed, unless special circumstances require an extension of time for processing the claim in which case an extra ninety (90) days shall be allowed. If special circumstances exist, the Participant shall be notified within the initial ninety (90) day period of the special circumstances requiring an extension and the date by which the Plan expects to render a final decision.

     B. The Administrator may waive the requirement that a written claim be filed by notifying the Participant of the benefit to which the Administrator determines the Participant is entitled.

     C. The granting of a claim in response to a written request pursuant to subsection (A) or without a written request pursuant to subsection (B) shall constitute a denial of claims in excess of the amount of the claim allowed.

     D.     The  notice  that  a  claim has been denied (except under subsection
(C)) shall explain the basis for the determination (with reference to pertinent Plan provisions), explain any need for additional information, and explain the Plan's claims review procedure.

     E. A claimant may appeal the determination by submitting a written petition for review to the Committee within one hundred eighty (180) days after the notice of denial has been sent to the claimant. The petition for review shall state in clear, concise terms the reason or reasons for disagreement with the claim determination. In the course of such review, the claimant or his representative may review pertinent documents and submit issues and comments in writing to the Committee.

     F. If the Committee elects not to hold a hearing, the Committee shall proceed with the review and render a decision within sixty (60) days of receiving the petition. If the Committee elects to hold a hearing, the Committee shall fix a date for the hearing no later than fifty (50) days after receiving the petition and advise the claimant by certified mail, postmarked no less than ten (10) days prior to the date of the hearing, of the time, place and date of such hearing. The claimant shall also be advised of his right or obligation to be present, to present witnesses on his behalf, and to present such evidence as in his opinion may best be designed to support his petition. The Committee is expressly empowered to require the attendance of the claimant at a hearing and to require the claimant to testify or produce evidence or information within his control concerning his claim. The Committee shall render its decision in writing within ten (10) days after such hearing. The time for a decision may be extended to one hundred twenty (120) days in special circumstances, if the Participant is so notified.

     G. In the event a Participant fails to avail himself of the claims review procedure within the allotted time, the initial determination shall be binding and final upon the Participant and every other interested party.

     H. The decision of the Committee shall be final, unless such decision constitutes an abuse of discretion. This claims procedure shall apply to and include any and all claims to benefits and any claim or right asserted with respect to the Plan (including, but not limited to, claims or rights asserted under the terms of the Plan, under the Internal Revenue Code, or under the Employees Retirement Income Security Act of 1974, as amended from time to time) regardless of the basis asserted for the claim and regardless of when the act or omission upon which the claim is based occurred.

     11.12     INVESTMENT  IN  EMPLOYER  SECURITIES

     The Plan may acquire and hold up to one hundred percent (100%) of its assets in qualifying employer securities as that term is defined in ERISA Sec. 407(d)(5). It is intended thereby that the Plan be an eligible individual account plan as defined in ERISA Sec. 407(d)(3), and eligible for the exception set forth in ERISA Sec. 407(b)(1) to the ten percent (10%) limitation on holding qualifying employer securities set forth in ERISA Sec. 407(a)(2). This section shall not apply if any benefits payable hereunder are taken into account in determining the benefits payable to a Participant under any defined benefit plan.

     Notwithstanding the above, the Plan shall not acquire qualifying employer securities except as a result of matching contributions made by the Employer in such form.

                     ARTICLE 12 - AMENDMENT AND TERMINATION

     12.1     RIGHT  TO  AMEND

     The Employer reserves the right to amend the Plan or Trust in writing to any extent and in any manner that it may deem advisable, subject to the exceptions set forth below. Such amendment shall be deemed adopted when executed by an expressly authorized representative of the Employer. No amendment:

     A. Shall cause or permit any part of the principal or income of the Trust to revert to the Employer or to be used for, or be diverted to, any purpose other than the exclusive benefit of the Participants or their Beneficiaries, except to the extent provided in Sec.13.7, unless such amendment is permitted by rules applicable to qualified plans;

     B. Shall change the duties or liabilities of the Trustee without its consent to such amendment; or

     C. Shall decrease a Participant's Account balance or eliminate an optional form of distribution with respect to benefits attributable to service before the amendment. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under Code Sec. 412(c)(8).

     12.2        RIGHT OF EMPLOYER TO TERMINATE OR FREEZE THE PLAN; REACTIVATION

     A. The Employer has established the Plan with the intention and expectation that the Plan will continue indefinitely. However, the Employer shall be under no obligation to continue its contributions to or to maintain the Plan for any given length of time, and may completely discontinue its contributions (i.e., freeze) or terminate the Plan at any time without liability to any person.

     B. At any time after the termination or freeze of the Plan, but before the distribution of all Plan assets, the Employer may by written resolution reactivate the Plan. The reactivation shall be completely retroactive, partially retroactive, or prospective only as specified in the resolution.

     12.3     IMMEDIATE  VESTING  ON  DISCONTINUANCE  OF  THE  PLAN

     In the event of partial termination of the Plan, the balance of the Accounts of the Participants affected by the partial termination shall become fully vested and non-forfeitable. In the event of the termination of the Plan, or in the case of the complete discontinuance of contributions to a Discretionary Contribution Plan, the balance of the Accounts of all Employees shall become fully vested and non-forfeitable to the extent required by Code Sec. 411(d)(3). The balance in any Account which has already been forfeited shall be allocated in the proportion that Employer contributions were last allocated under the Plan (but taking into account only Participants who are employed on the day on which the Plan is terminated). Any amount in a

Suspense Account which cannot be allocated shall revert to the Employer. No amounts shall be allocated under this section which exceed the limitations of Sec.4.4.

     12.4     DATE  OF  TERMINATION  OR  FREEZE  OF  THE  PLAN

     The Plan shall terminate or become frozen upon the date specified in a written notice by the Employer of the termination or freeze of the Plan. In the event this Plan is a Fixed Contribution Plan, the Plan shall become frozen upon the date the contribution formula is amended to a zero contribution.

     12.5 DISTRIBUTION OF ASSETS OR PAYMENT OF BENEFITS AFTER PLAN TERMINATION OR FREEZE

     The Employer shall choose one of the following methods for distributing assets or paying benefits after Plan termination or freeze:

     A. The assets of the Trust may be paid out as soon as administratively reasonable after Plan termination;

     B.     The  assets of the Trust may be retained and paid out as provided in
Article  6,  in  which  case  the  Plan  shall  become  a  Frozen  Plan;  or

     C. Each Participant may be given an election to commence to receive a distribution of his benefit or to have his benefit retained and paid out as provided in Article 6. The Plan shall become a Frozen Plan as to any retained benefits.

     In the event the Employer selects option (B) or (C), the Employer may later select option (A) and cause the Plan to become a Terminated Plan.

     12.6     MERGERS  AND  CONSOLIDATIONS

     In the event that the Plan and Trust merge or consolidate with or transfer its assets or liabilities to any other qualified plan of deferred compensation, no Participant herein shall, solely because of such merger, consolidation or transfer, be entitled to a benefit on the day following such event that is less than the benefit to which he was entitled on the day preceding such event. For the purpose of this Section, the benefit to which a Participant is entitled shall be calculated based upon the assumption that a Plan termination occurred on the day as of which the amount of the Participant's entitlement is being determined, but without taking into account any special allocation which might be made pursuant to Sec.12.3 solely because of a Plan termination.

                      ARTICLE 13 - MISCELLANEOUS PROVISIONS

     13.1     GENDER  AND  NUMBER

     The masculine gender shall include the feminine and the singular shall include the plural.

     13.2     NECESSARY  ACTS

     All persons claiming any interest hereunder shall perform any and all acts and execute any and all documents or papers requested by the Committee or Administrator which may be necessary or desirable for the carrying out of this Plan or any of its provisions.

     13.3     BINDING  ON  SUCCESSORS

     This Plan shall be binding upon the Employer, Employees, Participants, fiduciaries, contractors and upon their heirs, executors, administrators, successors and assigns.

     13.4     EMPLOYMENT AT WILL; CONSTRUCTION AS CONTRACT; EFFECT ON EMPLOYMENT

     A. Except as expressly and unequivocally provided to the contrary in a written agreement between the Employer and Employee, the Employer reserves the right to discharge any Employee at any time for any reason whatsoever, with or without good cause. This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. The rights of the Participants (and their Beneficiaries hereunder) shall not be deemed contract rights, but rights as beneficiaries of an employee benefit trust, subject to the rules applicable to such trusts. Neither the existence of the Plan nor anything contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer, to obligate the Employer to afford an Employee the right to earn a specific number of Hours of Service, or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge will have upon him as a Participant of this Plan.

     B. No person may discharge, fine, suspend, expel, discipline or discriminate against a Participant or Beneficiary for exercising any right to which he is entitled under the provisions of the Plan, the Employee Retirement Security Income Act of 1974, as amended from time to time (ERISA), or the Welfare and Pension Plans Disclosure Act, or for the purpose of interfering with the attainment of any right to which such Participant may become entitled under the Plan, ERISA, or the Welfare and Pension Plans Disclosure Act. No person may discharge, fine, suspend, expel or discriminate against any person because he has given information or has testified or is about to testify in any inquiry or proceeding relating to ERISA or the Welfare and Pension Plans Disclosure Act.

     13.5     ASSIGNMENT  PROHIBITED;  EXCEPTIONS

     A. Plan benefits may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process, but (with the exception of funds in a deductible voluntary contribution account) may be used to secure a loan to a Participant pursuant to Sec.10.3(A) or to secure a repayment obligation under Regulation Sec. 1.401-4, but only the funds specifically subject to a repayment obligation may be used to secure such obligation.

     B. The preceding subsection shall apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order or any domestic relations order entered before January 1, 1985, if payment of benefits pursuant to the order has commenced as of such date. If payment of benefits has not commenced as of such date, the Administrator may treat an order entered before January 1, 1985 as a Qualified Domestic Relations Order even though the order does not otherwise satisfy the requirements of a Qualified Domestic Relations Order.

     C. The following procedures shall apply to the determination of whether a domestic relations order qualifies as a Qualified Domestic Relations Order, except as supplemented or provided to the contrary in a written policy adopted by the Committee:

          1. Upon receipt of a domestic relations order, the Administrator shall provide a copy of these procedures to the Participant or Beneficiary named in the order and to any Alternate Payee named in the order.

          2. The Administrator shall notify the Participant or Beneficiary that the Plan intends to determine whether the domestic relations order is a Qualified Domestic Relations Order, and shall notify the Participant or Beneficiary of his right to object to the domestic relations order's being determined to be a Qualified Domestic Relations Order. The Plan shall not make a determination that an order is a Qualified Domestic Relations Order until at least thirty (30) days after the Participant or Beneficiary receives the notice specified above. Upon request, the Plan shall provide the Participant or Beneficiary with a copy of the domestic relations order.

          3. The Administrator may refer the domestic relations order to the Committee or to legal counsel for the Plan to determine whether the domestic relations order is a Qualified Domestic Relations Order. Any such determination shall be conclusive, unless it is determined to be arbitrary and capricious. The determination shall be communicated to the Participant or Beneficiary and the Alternate Payee.

          4. A determination that a domestic relations order is not a Qualified Domestic Relations Order shall be made in writing, shall state the specific portions of the order to which the Plan objects, and shall indicate any corrective action that may cause a revised order to be accepted by the Plan as a Qualified Domestic Relations Order.

          5. Nothing herein shall preclude the Plan from engaging in informal contact or negotiations with an Employee, Beneficiary or Alternate Payee with respect to a Qualified Domestic Relations Order, either before or after a domestic relations order is entered. However, the procedures set forth above shall be invoked if any such informal procedures reach an impasse.

     D. Section 13.5(A) shall not apply to any offset of a Participant's benefits if:

          1. The amount to be offset is owed under i) a judgment of conviction for a crime involving the Plan, ii) a civil judgment in connection with a violation or alleged violation of part 4 subtitle B or title I of ERISA, or iii) a settlement agreement between the Secretary of Labor or the Pension Benefit Guaranty Corporation and the Participant in connection with a violation or alleged violation of part 4 subtitle B or title I of ERISA;

          2. The judgment, order decree, or settlement agreement expressly provides for the offset; and

          3. If Section 6.5 requires the payment of a Survivor Annuity to the Participant's spouse, either i) such spouse has consented in writing to the offset, ii) such spouse is required in the judgment, order, decree or settlement to pay an amount to the Plan, or iii) such spouse retains the right to receive a survivor annuity under the Joint and Survivor Annuity.

     13.6     ACCRUAL  OF  RIGHTS  UNDER  THE  PLAN

     No Participant or Beneficiary shall have any right or claim to any asset of the Trust or to any benefit under the Plan or any amendment thereto before the Internal Revenue Service determines that the Plan and Trust or any amendment thereto qualifies under the provisions of Code Sec. 401(a) or any statute of similar import, or if later, before the last day of the Plan Year for which the Plan and Trust or amendment is effective. Benefits accrue for a Plan Year only at the end of such Plan Year and may be defeated by an amendment, freeze or termination of the Plan occurring at any time prior to the last day of the Plan Year.

     13.7     REVERSION  PROHIBITED;  EXCEPTIONS

     A. Except as provided in Sec.12.3 and below, the assets of the Trust shall never inure to the benefit of the Employer and shall be held for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administering the Plan.

     B. A contribution which is made by the Employer by a mistake of fact shall be returned to the Employer.

     C. Contributions made to the Plan by the Employer are conditioned upon the initial qualification of the Plan under Code Sec. 401, and if the Plan receives an adverse determination letter, the contributions shall be returned to the Employer, but only if the application for the determination letter was made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

     D. Contributions made to the Plan by the Employer are conditioned upon the deductibility of the contribution under Code Sec. 404, and shall be returned to the Employer to the extent the contribution is disallowed.

     E. In the case of a contribution which would otherwise be an excess contribution under Code Sec. 4972(b), a correcting distribution shall be made with respect to such contribution from the Plan to the Employer to the extent permitted in such section to avoid payment of an excise tax on excess contributions under such section.

     F. Notwithstanding subsections (B), (C) or (D), the return to the Employer of the amount involved must be made within one (1) year of the mistaken payment of the contribution, the date of denial of qualification, or the disallowance of the deduction, as the case may be.

     13.8     TAXES

     All taxes of whatever nature that may be levied or assessed under present or future laws with respect to the Plan by any jurisdiction shall be paid by the Trustee from the Plan assets. However, any taxes that are chargeable to a Participant shall be paid by him or charged against his Account. In no event shall the Employer, Administrator, Committee members or the Trustee bear any responsibility or liability with respect to the taxability to a Participant or Beneficiary of any distribution as a result of the method of payment, or of any advice rendered with respect thereto.

     13.9     PLAN  DOCUMENT  GOVERNS

     The Plan, together with any formal written amendments adopted pursuant to Sec.12.1, shall govern the rights and obligations of the Participants, Beneficiaries, fiduciaries and Employer. The Plan may not be varied or supplemented by any written document or statement which does not comply with the requirements of Sec.12.1 and the same shall be of no force and void. Under no circumstance shall any custom, oral agreement or oral statement vary or add any provision to the Plan and the same shall be of no force and void.

     13.10     INTERPRETATION

     The Plan shall be interpreted in accordance with the laws of the state in which the principal office of the Employer is located. If more than one Employer has adopted the Plan, for the purpose of this Section the term EMPLOYER means the Employer first named in Sec.1.7. The Plan shall in all events be interpreted in such manner as to meet the qualification requirements of the Internal Revenue Code.

     13.11     FEES  AND  EXPENSES

     All fees and expenses incurred for services and goods provided to the Plan or Trust shall be the liability of and be paid by the Plan. The Employer shall be jointly liable to third parties for payment of such fees and costs. The Employer may voluntarily reimburse the Plan for any of the fees or costs. Any such reimbursement shall not be considered an Employer contribution.

     13.12     EXPENSES  OF  DIVISION  OF  ACCOUNT  BALANCE

     If the Plan incurs any expense (including attorneys' fees) as a result of the joinder of the Plan in any divorce, dissolution, separation or other proceeding in which the Account of a Participant is or could have been divided, the Plan Administrator shall charge the expenses incurred in the proceeding or incurred as the result of a division of the Account to the Accounts involved in the proceeding.

     13.13     UNIFORMED  SERVICES  EMPLOYMENT  AND  RE-EMPLOYMENT  RIGHTS  ACT

     Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Internal Revenue Code Sec. 414(u).

     13.14     EFFECTIVE  DATES

     If i) this amendment is adopted in order to conform the Plan to the provisions of the Uruguay Round Agreements Act (GATT), the Uniformed Services Employment and Re-employment Rights Act of 1994 (USERRA), the Small Business Job Protection Act of 1996 (SBJPA) and the Taxpayer Relief Act of 1997 (TRA '97) (and other laws, regulations and rulings to which the Employer is permitted to conform the Plan at the same time), and ii) no effective date is specifically provided for a provision, then the various provisions of this amendment shall be effective as follows:

     A. Changes required by the GATT, USERRA, SBJPA, and TRA '97 (and other laws, regulations and rulings to which the Employer is permitted to conform the Plan at the same time) shall be effective as required by the respective act, law, regulation or ruling.

     B. The change amending "three thousand five hundred dollars ($3,500)" to "five thousand dollars ($5,000)" shall be effective on July 1, 2001.

     C. The change amending the definition of "eligible rollover distribution" to exclude "hardship distribution" shall be effective July 1, 2001.

     D. Changes which are not required, but which result from the amendment, shall be effective on the first day of the Plan Year in which the amendment is adopted.

                             INDEX OF DEFINED TERMS

Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Active Participant. . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Actuarial Equivalent. . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Allocation Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Alternate Payee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Annual Additions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Annuity Starting Date . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Applicable Calendar Year. . . . . . . . . . . . . . . . . . . . . . . . .  50
Applicable Life Expectancy. . . . . . . . . . . . . . . . . . . . . . . .  50
Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Break in Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Date of Adoption. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Defined Contribution Plan . . . . . . . . . . . . . . . . . . . . . . . .   2
Designated Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . .   2
Determination Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Disability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Discretionary Contribution Account. . . . . . . . . . . . . . . . . . . .  13
Discretionary Contribution Plan . . . . . . . . . . . . . . . . . . . . .   2
Distribution Calendar Year. . . . . . . . . . . . . . . . . . . . . . . .  50
Earliest Retirement Age . . . . . . . . . . . . . . . . . . . . . . . . .  41
Earned Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Effective Date of the Plan. . . . . . . . . . . . . . . . . . . . . . . .   1
Election Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Employee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Employee Representatives. . . . . . . . . . . . . . . . . . . . . . . . .  23
Employer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Employer Contribution Account . . . . . . . . . . . . . . . . . . . . . .   5
Entry Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Equivalent Alternative Compensation Amount. . . . . . . . . . . . . . . .   4
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Fixed Contribution Plan . . . . . . . . . . . . . . . . . . . . . . . . .   2
Forfeiture. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Frozen Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Highly Compensated Active Employee. . . . . . . . . . . . . . . . . . . .   6
Highly Compensated Employee . . . . . . . . . . . . . . . . . . . . . . .   6
Highly Compensated Former Employee. . . . . . . . . . . . . . . . . . . .   6
Holding Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Hour of Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Immediately Distributable . . . . . . . . . . . . . . . . . . . . . . . .  43
Initial Plan Year . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Key Employee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Leased Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Leasing Organization. . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Life Expectancy . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
Limitation Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
Lump Sum. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Normal Retirement Age . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Participant's Benefit . . . . . . . . . . . . . . . . . . . . . . . . . .  50
Permissive Aggregation Group. . . . . . . . . . . . . . . . . . . . . . .  12
Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Plan Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Present Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Qualified Election. . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Qualified Joint and Survivor Annuity. . . . . . . . . . . . . . . . . . .   9
Qualified Preretirement Survivor Annuity. . . . . . . . . . . . . . . . .  42
Required Aggregation Group. . . . . . . . . . . . . . . . . . . . . . . .  12
Required Beginning Date . . . . . . . . . . . . . . . . . . . . . . . . .  50
Retirement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Segregated Account. . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
SelfEmployed Individual . . . . . . . . . . . . . . . . . . . . . . . . .   3
Separation from Service . . . . . . . . . . . . . . . . . . . . . . . . .   9
Shareholder-Employee. . . . . . . . . . . . . . . . . . . . . . . . . . .  60
Special Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Spouse (Surviving Spouse) . . . . . . . . . . . . . . . . . . . . . . . .  42
Suspense Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Terminated Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Top-Heavy Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Top-Heavy Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Valuation Calendar Year . . . . . . . . . . . . . . . . . . . . . . . . .  50
Valuation Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Vested Account Balance. . . . . . . . . . . . . . . . . . . . . . . . . .  42
Waiver (Pre-Age 35) . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Year of Eligibility Service . . . . . . . . . . . . . . . . . . . . . . .  10
Year of Vesting Service . . . . . . . . . . . . . . . . . . . . . . . . .  10


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                              SAFEGUARD  HEALTH  ENTERPRISES,  INC.


DATED:     June 29, 2001       By: ss/  James  E.  Buncher
                                   ---------------------------------------------
                                   James  E.  Buncher
                                   President  and  Chief  Executive  Officer



DATED:     June 29, 2001       By: ss/  Ronald  I.  Brendzel
                                   ---------------------------------------------
                                   Ronald  I.  Brendzel
                                   Senior  Vice  President  and  General Counsel


APPROVED  AS  TO  FORM:

THE  LAW  OFFICES  OF
SHARDLOW  &  VICK



By: ss/  Thomas  E.  Shardlow
   ---------------------------------------------
    Thomas  E.  Shardlow


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